As filed with the Securities and Exchange Commission on June 29, 2009
Registration No. 333-159511

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

HCA Inc.
(Exact name of registrant issuer as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware	8062	75-2497104
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

One Park Plaza
Nashville, Tennessee 37203
(615) 344-9551
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

John M. Franck II, Esq.
HCA Inc.
Vice President and Corporate Secretary
One Park Plaza
Nashville, Tennessee 37203
Telephone: (615) 344-9551
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Richard A. Fenyes, Esq.
John C. Ericson, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
Telephone: (212) 455-2000

Approximate date of commencement of proposed sale to public:  From time to time after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Table of Additional Registrant Guarantors

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

American Medicorp Development Co.	Delaware	23-1696018	One Park Plaza Nashville, TN 37203 (615) 344-9551
Bay Hospital, Inc.	Florida	62-0976863	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brigham City Community Hospital, Inc.	Utah	87-0318837	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brookwood Medical Center of Gulfport, Inc.	Mississippi	63-0751470	One Park Plaza Nashville, TN 37203 (615) 344-9551
Capital Division, Inc.	Virginia	62-1668319	One Park Plaza Nashville, TN 37203 (615) 344-9551
Centerpoint Medical Center of Independence, LLC	Delaware	45-0503121	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Florida Regional Hospital, Inc.	Florida	59-1978725	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Shared Services, LLC	Virginia	76-0771216	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Tennessee Hospital Corporation	Tennessee	62-1620866	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Bayshore, L.P.	Delaware	62-1801359	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Conroe, L.P.	Delaware	62-1801361	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Mainland, L.P.	Delaware	62-1801362	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA West Houston, L.P.	Delaware	62-1801363	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Woman’s Hospital, L.P.	Delaware	62-1810381	One Park Plaza Nashville, TN 37203 (615) 344-9551
Chippenham & Johnston-Willis Hospitals, Inc.	Virginia	54-1779911	One Park Plaza Nashville, TN 37203 (615) 344-9551
CMS GP, LLC	Delaware	62-1778113	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Colorado Health Systems, Inc.	Colorado	62-1593008	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia ASC Management, L.P.	California	33-0539838	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Jacksonville Healthcare System, Inc.	Florida	61-1272241	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia LaGrange Hospital, Inc.	Illinois	61-1276162	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Arlington Subsidiary, L.P.	Texas	62-1682201	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Denton Subsidiary, L.P.	Texas	62-1682213	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Las Colinas, Inc.	Texas	62-1650582	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Lewisville Subsidiary, L.P.	Texas	62-1682210	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of McKinney Subsidiary, L.P.	Texas	62-1682207	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Plano Subsidiary, L.P.	Texas	62-1682203	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia North Hills Hospital Subsidiary, L.P.	Texas	62-1682205	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Ogden Medical Center, Inc.	Utah	62-1650578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Parkersburg Healthcare System, LLC	West Virginia	62-1634494	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	Texas	62-1682202	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Polk General Hospital, Inc.	Georgia	62-1619423	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Rio Grande Healthcare, L.P.	Delaware	62-1656022	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Columbia Riverside, Inc.	California	62-1664328	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Valley Healthcare System, L.P.	Delaware	62-1669572	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/Alleghany Regional Hospital, Incorporated	Virginia	54-1761046	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/HCA John Randolph, Inc.	Virginia	61-1272888	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbine Psychiatric Center, Inc.	Colorado	84-1042212	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbus Cardiology, Inc.	Georgia	58-1941109	One Park Plaza Nashville, TN 37203 (615) 344-9551
Conroe Hospital Corporation	Texas	74-2467524	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dallas/Ft. Worth Physician, LLC	Delaware	62-1769694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dauterive Hospital Corporation	Louisiana	58-1741846	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dublin Community Hospital, LLC	Georgia	58-1431023	One Park Plaza Nashville, TN 37203 (615) 344-9551
Eastern Idaho Health Services, Inc.	Idaho	82-0436622	One Park Plaza Nashville, TN 37203 (615) 344-9551
Edmond Regional Medical Center, LLC	Delaware	62-1757655	One Park Plaza Nashville, TN 37203 (615) 344-9551
Edward White Hospital, Inc.	Florida	59-3089836	One Park Plaza Nashville, TN 37203 (615) 344-9551
El Paso Surgicenter, Inc.	Texas	74-2361005	One Park Plaza Nashville, TN 37203 (615) 344-9551
Encino Hospital Corporation, Inc.	California	95-4113862	One Park Plaza Nashville, TN 37203 (615) 344-9551
EP Health, LLC	Delaware	62-1769682	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Fairview Park GP, LLC	Delaware	62-1815913	One Park Plaza Nashville, TN 37203 (615) 344-9551
Fairview Park, Limited Partnership	Georgia	62-1817469	One Park Plaza Nashville, TN 37203 (615) 344-9551
Frankfort Hospital, Inc.	Kentucky	61-0859329	One Park Plaza Nashville, TN 37203 (615) 344-9551
Galen Property, LLC	Virginia	35-2260545	One Park Plaza Nashville, TN 37203 (615) 344-9551
General Healthserv, LLC	Delaware	62-1769690	One Park Plaza Nashville, TN 37203 (615) 344-9551
Good Samaritan Hospital, L.P.	Delaware	62-1763090	One Park Plaza Nashville, TN 37203 (615) 344-9551
Goppert-Trinity Family Care, LLC	Delaware	76-0726651	One Park Plaza Nashville, TN 37203 (615) 344-9551
GPCH-GP, Inc.	Delaware	64-0805500	One Park Plaza Nashville, TN 37203 (615) 344-9551
Grand Strand Regional Medical Center, LLC	Delaware	62-1768105	One Park Plaza Nashville, TN 37203 (615) 344-9551
Green Oaks Hospital Subsidiary, L.P.	Texas	62-1797829	One Park Plaza Nashville, TN 37203 (615) 344-9551
Greenview Hospital, Inc.	Kentucky	61-0724492	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hamilton Medical Center, Inc.	Louisiana	58-1741727	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Field Operations, Inc.	Delaware	06-1795732	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Inventory Management, Inc.	Delaware	06-1796286	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Central Group, Inc.	Tennessee	02-0762180	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Florida, Inc.	Florida	62-1113740	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

HCA Health Services of Louisiana, Inc.	Louisiana	62-1113736	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Oklahoma, Inc.	Oklahoma	62-1106156	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Tennessee, Inc.	Tennessee	62-1113737	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Virginia, Inc.	Virginia	62-1113733	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Management Services, L.P.	Delaware	62-1778108	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Realty, Inc.	Tennessee	06-1106160	One Park Plaza Nashville, TN 37203 (615) 344-9551
HD&S Corp. Successor, Inc.	Florida	62-1657694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Office Facilities Corporation	Missouri	43-1175071	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Ventures Group, Inc.	Missouri	43-1315348	One Park Plaza Nashville, TN 37203 (615) 344-9551
Healthtrust MOB, LLC	Delaware	62-1824860	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hendersonville Hospital Corporation	Tennessee	62-1321255	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Tennessee	Tennessee	62-1124446	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Utah	Utah	87-0322019	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Development Properties, Inc.	Delaware	62-1321246	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Holdco, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Systems VA, LLC	Delaware	62-1804832	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

HSS Systems, LLC	Delaware	62-1804834	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Virginia, L.P.	Virginia	62-1848294	One Park Plaza Nashville, TN 37203 (615) 344-9551
HTI Memorial Hospital Corporation	Tennessee	62-1560757	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Lab, LLC	Florida	36-4576441	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Laboratories, LLP	Delaware	62-1687140	One Park Plaza Nashville, TN 37203 (615) 344-9551
JFK Medical Center Limited Partnership	Delaware	62-1694180	One Park Plaza Nashville, TN 37203 (615) 344-9551
KPH-Consolidation, Inc.	Texas	62-1619857	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lakeland Medical Center, LLC	Delaware	62-1762603	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lakeview Medical Center, LLC	Delaware	62-1762416	One Park Plaza Nashville, TN 37203 (615) 344-9551
Largo Medical Center, Inc.	Florida	62-1026428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Las Vegas Surgicare, Inc.	Nevada	75-1890731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lawnwood Medical Center, Inc.	Florida	59-1764486	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Hospital, Incorporated	Virginia	54-0218835	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Medical Center, LLC	Delaware	62-1760148	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Physicians, LLC	Virginia	06-1755234	One Park Plaza Nashville, TN 37203 (615) 344-9551
Los Robles Regional Medical Center	California	95-2321136	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Management Services Holdings, Inc.	Delaware	62-1874287	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marietta Surgical Center, Inc.	Georgia	58-1539547	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marion Community Hospital, Inc.	Florida	59-1479652	One Park Plaza Nashville, TN 37203 (615) 344-9551
MCA Investment Company	California	33-0539836	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Centers of Oklahoma, LLC	Delaware	62-1771846	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Office Buildings of Kansas, LLC	Delaware	62-1789791	One Park Plaza Nashville, TN 37203 (615) 344-9551
Memorial Healthcare Group, Inc.	Florida	59-3283127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — ACH, LLC	Delaware	48-1301811	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — LRHC, LLC	Delaware	48-1301817	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — LSH, LLC	Delaware	45-0503141	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — MCI, LLC	Delaware	45-0503127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — MMC, LLC	Delaware	48-1301826	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — OPRMC, LLC	Delaware	45-0503116	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — PFC, LLC	Delaware	48-1302330	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — RBH, LLC	Missouri	20-0851062	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — RMC, LLC	Delaware	54-2092552	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Midwest Division — RPC, LLC	Delaware	48-1301829	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Holdings, Inc.	Delaware	11-3676736	One Park Plaza Nashville, TN 37203 (615) 344-9551
Montgomery Regional Hospital, Inc.	Virginia	54-0889154	One Park Plaza Nashville, TN 37203 (615) 344-9551
Mountain View Hospital, Inc.	Utah	87-0333048	One Park Plaza Nashville, TN 37203 (615) 344-9551
Nashville Shared Services General Partnership	Delaware	62-1841237	One Park Plaza Nashville, TN 37203 (615) 344-9551
National Patient Account Services, Inc.	Texas	62-1645596	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Port Richey Hospital, Inc.	Florida	59-2047041	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Rose Holding Company, Inc.	Colorado	62-1617432	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Immediate Care Center, Inc.	Florida	58-2075775	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Regional Medical Center, Inc.	Florida	61-1269294	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Utah Healthcare Corporation	Utah	62-1650573	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Virginia Community Hospital, LLC	Virginia	04-3665595	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northlake Medical Center, LLC	Georgia	58-2433434	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals of Louisiana, Inc.	Louisiana	95-4176923	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals, LLC	Delaware	62-1761993	One Park Plaza Nashville, TN 37203 (615) 344-9551
Okaloosa Hospital, Inc.	Florida	59-1836808	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Okeechobee Hospital, Inc.	Florida	59-1833934	One Park Plaza Nashville, TN 37203 (615) 344-9551
Outpatient Cardiovascular Center of Central Florida, LLC	Delaware	52-2448149	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palms West Hospital Limited Partnership	Delaware	62-1694178	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palmyra Park Hospital, Inc.	Georgia	58-1091107	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pasadena Bayshore Hospital, Inc.	Texas	74-1616679	One Park Plaza Nashville, TN 37203 (615) 344-9551
Plantation General Hospital, L.P.	Delaware	62-1372389	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pulaski Community Hospital, Inc.	Virginia	54-0941129	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Park Hospital, LLC	Georgia	58-1123037	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Physician Practice Company	Georgia	62-1662134	One Park Plaza Nashville, TN 37203 (615) 344-9551
Reston Hospital Center, LLC	Delaware	62-1777534	One Park Plaza Nashville, TN 37203 (615) 344-9551
Retreat Hospital, LLC	Virginia	61-1272890	One Park Plaza Nashville, TN 37203 (615) 344-9551
Rio Grande Regional Hospital, Inc.	Texas	61-1276564	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Healthcare System, L.P.	California	33-0751869	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Hospital, Inc.	Delaware	74-2600687	One Park Plaza Nashville, TN 37203 (615) 344-9551
Samaritan, LLC	Delaware	62-1762605	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Healthcare System, LP	Delaware	77-0498674	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

San Jose Hospital, L.P.	Delaware	62-1763091	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Medical Center, LLC	Delaware	62-1762609	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose, LLC	Delaware	62-1756992	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sarasota Doctors Hospital, Inc.	Florida	61-1258724	One Park Plaza Nashville, TN 37203 (615) 344-9551
SJMC, LLC	Delaware	62-1762613	One Park Plaza Nashville, TN 37203 (615) 344-9551
Southern Hills Medical Center, LLC	Nevada	74-3048428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spotsylvania Medical Center, Inc	Virginia	06-1760818	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Branch Medical Center, Inc.	Texas	61-1261492	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Hill Hospital, Inc.	Tennessee	84-1706716	One Park Plaza Nashville, TN 37203 (615) 344-9551
St. Mark’s Lone Peak Hospital, Inc.	Utah	25-1925376	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sun City Hospital, Inc.	Florida	59-2822337	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sunrise Mountainview Hospital, Inc.	Nevada	62-1600397	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Brandon, Inc.	Florida	58-1819994	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Florida, Inc.	Florida	95-3947578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Houston Women’s, Inc.	Texas	72-1563673	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Manatee, Inc.	Florida	75-2364410	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Surgicare of New Port Richey, Inc.	Florida	75-2243308	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Palms West, LLC	Florida	20-1008436	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Riverside, LLC	California	26-0047096	One Park Plaza Nashville, TN 37203 (615) 344-9551
Tallahassee Medical Center, Inc.	Florida	62-1091430	One Park Plaza Nashville, TN 37203 (615) 344-9551
TCMC Madison-Portland, Inc.	Tennessee	76-0811731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital GP, Inc.	Delaware	62-1861156	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital Holdings, Inc.	Delaware	62-1861158	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute MOB, L.P.	Indiana	76-0775694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Regional Hospital, L.P.	Delaware	35-1461805	One Park Plaza Nashville, TN 37203 (615) 344-9551
Timpanogos Regional Medical Services, Inc.	Utah	62-1831495	One Park Plaza Nashville, TN 37203 (615) 344-9551
Trident Medical Center, LLC	Delaware	62-1768106	One Park Plaza Nashville, TN 37203 (615) 344-9551
Utah Medco, LLC	Delaware	62-1769672	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdco, Inc.	Nevada	62-1749073	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdings, Inc.	Nevada	62-1720399	One Park Plaza Nashville, TN 37203 (615) 344-9551
Virginia Psychiatric Company, Inc.	Virginia	62-1410313	One Park Plaza Nashville, TN 37203 (615) 344-9551
W & C Hospital, Inc.	Texas	61-1259838	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including
Zip Code, and
Telephone Number,
Including Area
	State or Other		Code, of Registrant
	Jurisdiction of	I.R.S. Employer	Guarantor’s
Exact Name of Registrant Guarantor as Specified	Incorporation or	Identification	Principal Executive
in its Charter (or Other Organizational Document)	Organization	Number	Offices

Walterboro Community Hospital, Inc.	South Carolina	57-0712623	One Park Plaza Nashville, TN 37203 (615) 344-9551
Wesley Medical Center, LLC	Delaware	62-1762545	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida Regional Medical Center, Inc.	Florida	59-1525468	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Valley Medical Center, Inc.	Idaho	36-3525049	One Park Plaza Nashville, TN 37203 (615) 344-9551
Western Plains Capital, Inc.	Nevada	62-1727347	One Park Plaza Nashville, TN 37203 (615) 344-9551
WHMC, Inc.	Texas	61-1261485	One Park Plaza Nashville, TN 37203 (615) 344-9551
Woman’s Hospital of Texas, Incorporated	Texas	74-1991424	One Park Plaza Nashville, TN 37203 (615) 344-9551
Women’s and Children’s Hospital, Inc.	Louisiana	58-1741726	One Park Plaza Nashville, TN 37203 (615) 344-9551

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 of HCA Inc. is being filed for the purpose of updating Part II of the Registration Statement and filing an exhibit.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution

The registration rights agreement relating to the securities of the Registrant being registered hereby provides that HCA Inc. will bear all expenses in connection with the performance of its obligation relating to the market-making activities of Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated or their affiliates. These expenses include the following:

Attorneys’ fees and expenses	75,000	*
Accountants’ fees and expenses	25,000	*
Printing expenses	100,000	*

Total	$200,000	*

*	Estimated.

Item 14.	Indemnification of Directors and Officers.

Set forth below are summaries of the statutes, charter provisions, by-laws, contracts or other arrangements under which the directors and officers of the Company and the additional registrant guarantors may be indemnified against liability which they may incur in their capacity as such. In the summaries that follow, defined terms used in each respective subsection apply only to that subsection.

California Registrants

(a) Columbia ASC Management, L.P. and Riverside Healthcare System, L.P. are registered under the laws of California.

The partnership agreements of Columbia ASC Management, L.P. and Riverside Healthcare System, L.P. provide that the limited partner shall indemnify and hold harmless the general partner; its partners, managers, employees, agents and representatives; and the officers, directors, employees, agents and representatives of its partners to the fullest extent permitted by the California Limited Partnership Act and the California Revised Partnership Act. Neither of these acts, however, addresses indemnification.

Section 15904.06 (Operative January 1, 2008) of the 2008 California Revised Limited Partnership Act addresses the rights of a general partner with respect to its management and conduct of partnership activities. The 2008 California Revised Limited Partnership Act provides that a limited partnership shall reimburse a general partner for payments made, and indemnify a general partner for liabilities incurred by, the general partner in the ordinary course of the activities of the partnership or for the preservation of its activities or property.

(b) Columbia Riverside, Inc., Encino Hospital Corporation, Inc., Los Robles Regional Medical Center and MCA Investment Company are incorporated under the laws of California.

Section 317 of the California General Corporation Law sets forth the provisions pertaining to the indemnification of corporate “agents.” For purposes of this law, an agent is any person who is or was a director, officer, employee or other agent of a corporation, or is or was serving at the request of the corporation in such capacity with respect to any other corporation, partnership, join venture, trust or other enterprise. Indemnification for expenses, including amounts paid on settling or otherwise disposing of a threatened or pending action or defending against the same, can be made in certain circumstances by action of the company through:

•	a majority vote of a quorum of the corporation’s Board of Directors consisting of directors who are not party to the proceedings;

•	approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

•	such court in which the proceeding is or was pending upon application by designated parties.

Under certain circumstances, an agent can be indemnified, even when found liable. Indemnification is mandatory where the agent’s defense is successful on the merits. The law allows a corporation to make advances of expenses for certain actions upon the receipt of an undertaking that the agent will reimburse the corporation if the agent is found liable. The indemnification provided by Section 317 for acts while serving as a director or officer of the corporation, but not involving breach of duty to the corporation and its shareholders, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw to the extent authorized by the corporation’s articles of the corporation.

The bylaws of each of the California Registrants in this section (b) provide, in relevant part, that each of the Registrants will indemnify its respective officers and directors, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements such officers and directors may be required to pay in any action, suit or proceeding which they are or may be made a party by reason of their position as a director, officer or other agent of such Registrant, and otherwise to the full extent permitted under California law and our bylaws for any taken on behalf of the corporation that does not involve gross negligence or willful misconduct.

(c) Surgicare of Riverside, LLC is registered under the laws of California.

Under Section 17155 of the California Limited Liability Company Act, except for a breach of duty, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against or incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

The limited liability company agreement of Surgicare of Riverside, LLC states that the company shall indemnify its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Colorado Registrants

(a) Colorado Health Systems, Inc., Columbine Psychiatric Center, Inc. and New Rose Holding Company, Inc. are incorporated under the laws of Colorado.

Sections 7-109-102 through 7-109-110 of the Colorado Business Corporation Act (the “Act”) grant the registrants’ broad powers to indemnify any person in connection with legal proceedings brought against him by reason of his present or past status as an officer or director of the registrant, provided with respect to conduct in an official capacity with the registrant, the person acted in good faith and in a manner he reasonably believed to be in the best interests of the registrant, with respect to all other conduct, the person believed the conduct to be at least not opposed to the best interests of the registrant, and with respect to any criminal action or proceeding, the person had no reasonable cause to believe his conduct was unlawful. Indemnification is limited to reasonable expenses incurred in connection with the proceeding. No indemnification may be made (i) in connection with a proceeding by or in the right of the registrant in which the person was adjudged liable to the registrant; or (ii) in connection with any other proceedings charging that the person derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the person was judged liable on the basis that he derived an improper personal benefit, unless and only to the extent the court in which such action was brought or another court of competent jurisdiction determines upon application that, despite such adjudication, but in view of all relevant circumstances, the person is fairly and reasonably entitled to indemnity for reasonable expenses as the court deems proper. In addition, to the extent that any such person is successful in the defense of any such legal proceeding, the registrant is required by the Act to indemnify him against reasonable expenses.

The bylaws of these Colorado registrants state that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Delaware Registrants

(a) HCA Inc., American Medicorp Development Co., GPCH-GP, Inc., HCA — IT&S Field Operations, Inc., HCA — IT&S Inventory Management, Inc., Management Services Holdings, Inc., Midwest Holdings, Inc., Hospital Development Properties, Inc., Riverside Hospital, Inc., Terre Haute Hospital GP, Inc. and Terre Haute Hospital Holdings, Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the directors’ duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

HCA Inc.’s bylaws indemnify the directors and officers to the full extent of the DGCL and also allow the Board of Directors to indemnify all other employees. The bylaws of the remainder of the Delaware corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Nashville Shared Services General Partnership is a general partnership under the laws of Delaware and Integrated Regional Laboratories, LLP is registered under the laws of Delaware.

Section 15-110 of the Delaware Revised Uniform Partnership Act provides that subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Nashville Shared Services General Partnership partnership agreement states that indemnification is controlled by the Delaware Revised Uniform Partnership Act. The partnership agreement of Integrated Regional Laboratories, LLP indemnifies its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(c) Centerpoint Medical Center of Independence, LLC, CMS GP, LLC, Dallas/Ft. Worth Physician, LLC, Edmond Regional Medical Center, LLC, EP Health, LLC, Fairview Park GP, LLC, General Healthserv, LLC, Goppert-Trinity Family Care, LLC, Grand Strand Regional Medical Center, LLC, Healthtrust MOB, LLC, HSS Holdco, LLC, HSS Systems VA, LLC, HSS Systems, LLC, Lakeland Medical Center, LLC, Lakeview Medical Center, LLC, Lewis-Gale Medical Center, LLC, Medical Centers of Oklahoma, LLC, Medical Office Buildings of Kansas, LLC, Midwest Division — ACH, LLC, Midwest Division — LRHC, LLC, Midwest Division — LSH, LLC, Midwest Division — MCI, LLC, Midwest Division — MMC, LLC, Midwest Division — OPRMC, LLC, Midwest Division — PFC, LLC, Midwest Division — RMC, LLC, Midwest Division — RPC, LLC, Notami Hospitals, LLC, Outpatient Cardiovascular Center of Central Florida, LLC, Reston Hospital Center, LLC, Samaritan, LLC, San Jose Medical Center, LLC, San Jose, LLC, SJMC, LLC, Trident Medical Center, LLC, Utah Medco, LLC and Wesley Medical Center, LLC are registered under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

The operating agreement of Healthtrust MOB, LLC indemnifies the directors and officers to the full extent of the law. The operating agreements of the remainder of the Delaware limited liability company registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(d) CHCA Bayshore, L.P., CHCA Conroe, L.P., CHCA Mainland, L.P., CHCA West Houston, L.P., CHCA Woman’s Hospital, L.P., Columbia Valley Healthcare System, L.P., Columbia Rio Grande Healthcare, L.P., HCA Management Services, L.P., Good Samaritan Hospital, L.P., JFK Medical Center Limited Partnership, Palms West Hospital Limited Partnership, Plantation General Hospital, L.P., San Jose Healthcare System, LP, Terre Haute Regional Hospital, L.P. and San Jose Hospital, L.P. are registered under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (DRULPA) permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Columbia Valley Healthcare System, L.P. partnership agreement allows the partnership to indemnify the general partners for everything but willful misconduct or gross negligence. The other Delaware limited partnership registrants allow for indemnification to the fullest extent under the DRULPA.

Florida Registrants

(a) Bay Hospital, Inc., Central Florida Regional Hospital, Inc., Columbia Jacksonville Healthcare System, Inc., Edward White Hospital, Inc., HCA Health Services of Florida, Inc., HD&S Corp. Successor, Inc., Largo Medical Center, Inc., Lawnwood Medical Center, Inc., Marion Community Hospital, Inc., Memorial Healthcare Group, Inc., New Port Richey Hospital, Inc., North Florida Immediate Care Center, Inc., North Florida Regional Medical Center, Inc., Okaloosa Hospital, Inc., Okeechobee Hospital, Inc., Sarasota Doctors Hospital, Inc., Sun City Hospital, Inc., Surgicare of Brandon, Inc., Surgicare of Florida, Inc., Surgicare of Manatee, Inc., Surgicare of New Port Richey, Inc., Tallahassee Medical Center, Inc. and West Florida Regional Medical Center, Inc. are incorporated under the laws of Florida.

Section 607.0831 of the Florida Business Corporation Act provides, among other things, that a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision, or failure to act, by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director derived an improper personal benefit; (c) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of the directors for improper distributions) are applicable; (d) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholders; or (e) recklessness or an act or omission in bad faith or with malicious purpose of with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a stockholder.

Section 607.0850 of the Florida Business Corporation Act authorizes, among other things, a company to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that he is or was a director, officer, employee or agent of the company (or is or was serving at the request of the company in such a position for any entity) against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the company and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.

The Florida Business Corporation Act requires that a director, officer or employee be indemnified for actual and reasonable expenses (including attorneys’ fees) to the extent that he or she has been successful on the merits or otherwise in the defense of any proceeding. Florida law also allows expenses of defending a proceeding to be advanced by a company before the final disposition of the proceedings, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

The Florida Business Corporation Act states that the indemnification and advancement of expenses provided pursuant to Section 607.0850 is not exclusive and that indemnification may be provided by a company pursuant to other means, including agreements or bylaw provisions. Florida law prohibits indemnification or advancement of expenses, however, if a judgment or other final adjudication establishes that the actions of a director, officer or employee constitute (i) a violation of criminal law, unless he or she had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which such person derived an improper personal benefit; (iii) willful misconduct or conscious disregard for the best interests of the company in the case of a derivative action or a proceeding by or in the right of a stockholder, or (iv) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of directors for improper distributions) are applicable.

The bylaws of all the Florida corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Integrated Regional Lab, LLC and Surgicare of Palms West, LLC are registered under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Company Act indemnifies members, managers, managing members, officers, employees, and agents subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement. A limited liability company may, and has the power to, but is not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding the foregoing, indemnification or advancement of expenses should not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (i) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (ii) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (iii) in the case of a manager or managing member, a circumstance under which the liability provisions of s. 608.426 are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

The operating agreements of both of the Florida limited liability company registrants indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Georgia Registrants

(a) Columbia Polk General Hospital, Inc., Columbus Cardiology, Inc., Marietta Surgical Center, Inc., Palmyra Park Hospital, Inc. and Redmond Physician Practice Company are incorporated under the laws of Georgia.

Section 14-2-202(b)(4) of the Georgia Business Corporation Code provides that a corporation’s articles of incorporation may include a provision that eliminates or limits the liability of directors for monetary damages to a corporation or its shareholders for any action taken, or failure to take any action, as a director. The section does not, however, authorize a corporation to eliminate or limit the liability of a director for appropriating, in violation of his or her duties, any business opportunity of the corporation, for acts or omissions which involve intentional misconduct or a knowing violation of law, for any transaction from which the director received an improper personal benefit, or authorizing a dividend, stock repurchase or redemption, distribution of assets or other distribution in violation of Section 14-2-640 of the Georgia Business Corporation Code if it is established that the director did not perform his or her duties in compliance with Section 14-2-832 of the Georgia Business Corporation Code, which sets forth general standards for directors. Section 14-2-202(b)(4) also does not eliminate or limit the right of a corporation or any shareholder to seek an injunction, a rescission or any other equitable (non-monetary) relief for any action taken or not taken by a director. In addition, Section 14-2-202(b)(4) applies only to claims against a director arising out of his or her role as a director and does not relieve a director from liability arising from his or her role as an officer or in any other capacity.

Sections 14-2-852 and 14-2-857 of the Georgia Business Corporation Code provide that any director or officer who is wholly successful in the defense of any proceeding to which he or she was a party because her or she was an officer or a director of the corporation are entitled to indemnification against reasonable expenses as of right. On the other hand, if the charges made in any action are sustained, the determination of whether the required standard of conduct has been met will be made, in accordance with the provisions of Georgia Business Corporation Code Section 14-2-855, by either the board of directors or a committee thereof, acting by disinterested members, by special legal counsel or by the shareholders, but shares owned by or voted under the control of directors seeking indemnification may not be voted.

The bylaws of each of the Georgia corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Dublin Community Hospital, LLC, Northlake Medical Center, LLC and Redmond Park Hospital, LLC are registered under the laws of Georgia.

Georgia law provides that a limited liability company may indemnify a member, manager or other person against liability incurred in connection with the limited liability company subject to any standards or restrictions set forth in the articles of organization or operating agreement. Unless the member or manager is aware of information which would cause any reliance to be unwarranted, he or she is entitled to rely upon information prepared or presented by other members, managers, committees and employees of the limited liability company and legal counsel, public accountants or other professionals or experts.

However, Georgia law does not permit indemnification if the member or manager has engaged in any intentional misconduct or a knowing violation of law or was involved in any transaction in which the member or manager received a personal benefit as a result of his or her breach of any provision in the operating agreement.

The operating agreements of each of the Georgia limited liability companies indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the limited liability company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(c) Fairview Park, Limited Partnership is registered under the laws of Georgia.

Section 14-9-108 of the Georgia Revised Uniform Limited Partnership Act provides that:

(a) Subject to any limitations expressly set forth in the partnership agreement, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, provided that the partnership shall not indemnify any person:

(1) For intentional misconduct or a knowing violation of law; or

(2) For any transaction for which the person received a personal benefit in violation or breach of any provision of the partnership agreement.

(b) To the extent that, at law or in equity, a partner has duties including but not limited to fiduciary duties and liabilities relating thereto to a limited partnership or another partner:

(1) The partner’s duties and liabilities may be expanded, restricted, or eliminated by provisions in the partnership agreement; provided, however, that no such provision shall eliminate or limit the liability of a partner for intentional misconduct or a knowing violation of law or for any transaction for which the partner received a personal benefit in violation or breach of any provision of the partnership agreement; and

(2) The partner shall have no liability to the limited partnership or to any other partner for his or her good faith reliance on the provisions of the partnership agreement, including, without limitation, provisions thereof that relate to the scope of duties including but not limited to fiduciary duties of partners.

Fairview Park Limited Partnership’s Partnership Agreement allows the limited partnership to indemnify its general partner, directors and officers to the full extent of the Georgia Revised Uniform Limited Partnership Act.

Idaho Registrants

(a) Eastern Idaho Health Services, Inc. and West Valley Medical Center, Inc. are incorporated under the laws of Idaho.

Under Title 30, Section 30-1-851 of the Idaho Code, the registrant’s directors and officers may be indemnified against certain liabilities which they may incur in their capacities as such. The material terms of the indemnification provisions are indemnification:

•	with respect to civil, criminal, administrative or investigative proceedings brought because the defendant is or was serving as an officer, director, employee or agent of the company;

•	for judgments, fines and amounts paid in settlement reasonably incurred;

•	if the defendant acted in good faith and reasonably believed in the case of conduct in his official capacity that his conduct was in the best interests of the company, and in all other cases that his conduct was at least not opposed to the best interests of the company; and

•	if, with respect to a criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

Attorneys’ fees are included in such indemnification to the extent the indemnified party is successful on the merits in defense of the proceeding. If the foregoing criteria are met, indemnification also applies to a suit threatened or pending by the company against the officer, director, employee or agent with respect to attorneys’ fees unless there is negligence on the part of the indemnified party. Indemnification is made only upon a determination by the company that it is proper under the circumstances because the applicable standard is met.

Generally, expenses for defense may be paid in advance of final disposition of the proceeding if the indemnified party provides a written affirmation of his good faith belief that he has met the relevant standard of conduct under the Idaho Code and further provides a written undertaking to repay such amounts if it is determined that the applicable standard has not been met.

The bylaws of both of the Idaho corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Illinois Registrant

(a) Columbia LaGrange Hospital, Inc. is incorporated under the laws of Illinois.

Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBCA”), provides for a limitation of director liability. Under Section 8.75 of the IBCA, directors and officers may be indemnified by the registrant against all expenses incurred in connection with actions (including, under certain circumstances, derivative actions) brought against such director or officer by reason of his or her status as our representative, or by reason of the fact that such director or officer serves or served as a representative of another entity at our request, so long as the director or officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests.

The bylaws of Columbia La Grange Hospital, Inc indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Indiana Registrant

(a) Terre Haute MOB, L.P. is registered under the laws of Indiana.

Title 23, Article 16, Chapter 2 of the Indiana Code provides that a domestic or foreign limited partnership may indemnify a person made a party to an action because the person is or was a partner or officer of the partnership against liability incurred in the action if:

(1) the person’s conduct was in good faith; and

(2) the person reasonably believed:

(A) in the case of conduct in the person’s capacity as a partner, that the person’s conduct was in the best interests of the partnership; and

(B) in all other cases that the person’s conduct was at least not opposed to the best interests of the limited partnership or foreign limited partnership; and

(3) in the case of any criminal action, the person either:

(A) had reasonable cause to believe the person’s conduct was lawful; or

(B) had no reasonable cause to believe the person’s conduct was unlawful.

The indemnification provided for above does not exclude any other rights to indemnification that a partner or officer of the limited partnership may have under the partnership agreement or with the written consent of all partners.

The general partners of Terre Haute MOB, L.P. are indemnified by the partnership pursuant to the partnership agreement for all actions relating to their performance or nonperformance on behalf of the partnership.

Kentucky Registrants

(a) Frankfort Hospital, Inc. and Greenview Hospital, Inc. are incorporated under the laws of Kentucky.

Sections 271B.8-500 to 271B.8-580 of the Kentucky Business Corporation Act; provides that, subject to restrictions contained in the statute, a corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director or officer of the corporation. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute shall be indemnified against expenses (including attorneys’ fees) reasonably incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. Expenses incurred in defense may be paid in advance upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct, and a determination that the facts then known to those making the determination would not preclude indemnification under the statute. The indemnification provided by statute shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, which shall inure to the benefit of the heirs, executors and administrators of such a person. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute.

The bylaws of Frankfort Hospital, Inc. and Greenview Hospital, Inc. indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Louisiana Registrants

(a) Dauterive Hospital Corporation, Hamilton Medical Center, Inc., HCA Health Services of Louisiana, Inc., Notami Hospitals of Louisiana, Inc. and Women’s and Children’s Hospital, Inc. are incorporated under the laws of Louisiana.

Section 83 of the Louisiana Business Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation. The indemnity may include expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 83 further provides that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or director actually incurred. Section 83 permits a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof if approved by the board of directors.

The bylaws of each of the Louisiana corporations indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Mississippi Registrant

(a) Brookwood Medical Center of Gulfport, Inc. is incorporated under the laws of Mississippi.

Article 8, Subarticle E of the Mississippi Business Corporation Act (“MBCA”) permits Mississippi corporations to indemnify officers and directors. MBCA Section 79-4-2.02(b)(5) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for all acts other than: (i) distributions made in excess of standards established by Mississippi law or in the corporation’s articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and (ii) circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law. The law further permits us to advance all expenses for defense of a director in any lawsuit brought against a director in his capacity as a director. The MBCA specifically provides in Section 79-4-8.53 that such advances are allowed by Mississippi law. Such advances may be made under the MBCA only after a determination that the director met all relevant standards of conduct.

Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification.

The bylaws of Brookwood Medical Center of Gulfport, Inc indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Missouri Registrants

(a) Health Midwest Office Facilities Corporation and Health Midwest Ventures Group, Inc. are incorporated under the laws of Missouri.

Section 351.355(1) of the Revised Statutes of Missouri provides that a corporation may indemnify a director or officer of the corporation in any action, suit or proceeding other than an action by or in the right of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. Section 351.355(2) provides that the corporation may indemnify any such person in any action or suit by or in the right of the corporation against expenses (including attorneys’ fees) and settlement amounts actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that he may not be indemnified in respect of any matter in which he has been adjudged liable for negligence or misconduct in the performance of his duty to the corporation, unless authorized by the court. Section 351.355(3) provides that a corporation shall indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or proceeding if he has been successful in defense of such action, suit or proceeding and if such action, suit or proceeding is one for which the corporation may indemnify him under Section 351.355(1) or (2). Section 351.355(7) provides that a corporation shall have the power to give any further indemnity to any such person, in addition to the indemnity otherwise authorized under Section 351.355, provided such further indemnity is either (i) authorized, directed or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed or provided for in any bylaw or agreement of the corporation which has been adopted by a vote of the shareholders of the corporation, provided that no such indemnity shall indemnify any person from or on account of such person’s conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

The bylaws of both Health Midwest Office Facilities Corporation and Health Midwest Ventures Group, Inc indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Midwest Division — RBH, LLC is registered under the laws of Missouri.

The operating agreement of Midwest Division — RBH, LLC indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

The Missouri Limited Liability Company Act is silent with respect to the limits of a limited liability company’s ability to provide for the indemnification of its officers and managers in its operating agreement. However, Section 347.081(2) states that it is the policy of the Missouri Limited Liability Company Act to give the maximum effect to the principle of freedom of contract and to the enforceability of operating agreements.

Nevada Registrants

(a) Las Vegas Surgicare, Inc., Sunrise Mountainview Hospital, Inc., VH Holdco, Inc., VH Holdings, Inc. and Western Plains Capital, Inc. are incorporated under the laws of Nevada.

Chapter 78 of the Nevada Revised Statutes (“NRS”) allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the registrant may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, the applicable statutory provisions mandate that the registrant indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense. The registrant will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the registrant.

The bylaws of all the Nevada corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Southern Hills Medical Center, LLC is registered under the laws of Nevada.

Section 86.411 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except an action by or in the right of the limited liability company), by reason of being or having been a manager or member of the limited liability company. As with corporations, indemnification may include attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person to be indemnified. Section 86.421 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the limited liability company to procure a judgment in its favor by reason of being or having been a manager or member of the limited liability company except that indemnification may not be made for any claim, issue or matter as to which such a person has been finally adjudged by a court of competent jurisdiction to be liable to the limited liability company or for amounts paid in settlement to the limited liability company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. In either case, however, to be entitled to indemnification, the person to be indemnified must have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the limited liability company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 86.431 of the NRS also provides that to the extent a manager or member of a limited liability company has been successful on the merits or otherwise in defense of any such action, he or she must be indemnified by the limited liability company against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense.

Section 86.441 of the NRS permits a limited liability company, in its articles of organization, operating agreement or other agreement, to provide for the payment of expenses incurred by members or managers in defending any civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking to repay the amount if it is ultimately determined by a court of competent jurisdiction that the person is not entitled to indemnification.

Section 86.461 of the NRS permits a limited liability company to purchase and maintain insurance or make other financial arrangements on behalf of the limited liability company’s managers or members for any liability and expenses incurred by them in their capacities as managers or members or arising out of their status as such, whether or not the limited liability company has the authority to indemnify him, her or them against such liability and expenses.

The operating agreement of Southern Hills Medical Center, LLC indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Oklahoma Registrant

(a) HCA Health Services of Oklahoma, Inc. is incorporated under the laws of Oklahoma.

Section 1031 of the Oklahoma General Corporation Act provides that an Oklahoma corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. An Oklahoma corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

The bylaws of HCA Health Services of Oklahoma indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

South Carolina Registrant

(a) Walterboro Community Hospital, Inc. is incorporated under the laws of South Carolina.

Under Section 33 of the South Carolina Code of Laws, a corporation may indemnify an individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The bylaws of Walterboro Community Hospital, Inc indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Tennessee Registrants

(a) Central Tennessee Hospital Corporation, HCA Central Group, Inc., HCA Health Services of Tennessee, Inc., HCA Realty, Inc., Hendersonville Hospital Corporation, Hospital Corporation of Tennessee, HTI Memorial Hospital Corporation, Spring Hill Hospital, Inc. and TCMC Madison-Portland, Inc. are incorporated under the laws of Tennessee.

The Tennessee Business Corporation Act (“TBCA”) sets forth in Sections 48-18-502 through 48-18-508 the circumstances governing the indemnification of directors and officers of a corporation against liability incurred in the course of their official capacities. Section 48-18-502 of the TBCA provides that a corporation may indemnify any director against liability incurred in connection with a proceeding if (i) the director acted in good faith, (ii) the director reasonably believed, in the case of conduct in his or her official capacity with the corporation, that such conduct was in the corporation’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the corporation and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer is adjudged to be liable to the corporation. Similarly, the TBCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a director, if such director is adjudged liable on the basis that a personal benefit was improperly received. In cases where the director is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-18-503 of the TBCA mandates that the corporation indemnify the director against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-18-505 of the TBCA provides that a court of competent jurisdiction, upon application, may order that a director or officer be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not directors are entitled, through the provisions of Section 48-18-507 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505.

The bylaws of each of the Tennessee corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Texas Registrants

(a) Columbia Medical Center of Las Colinas, Inc., Conroe Hospital Corporation, El Paso Surgicenter, Inc., KPH-Consolidation, Inc., National Patient Account Services, Inc., Pasadena Bayshore Hospital, Inc., Rio Grande Regional Hospital, Inc., Spring Branch Medical Center, Inc., Surgicare of Houston Women’s, Inc., W & C Hospital, Inc., WHMC, Inc. and Woman’s Hospital of Texas, Incorporated are incorporated under the laws of Texas.

Under Article 2.02-1 of the Texas Business Corporation Act (“TBCA”), a company may indemnify any person who was, is or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director or officer against judgment, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including court costs and attorneys’ fees) actually incurred by the person in connection with the proceeding if it is determined that the person seeking indemnification acted in good faith, reasonably believed that his or her conduct was in or at least not opposed to our best interests and, in the case of a criminal proceeding, has no reasonable cause to believe his or her conduct was unlawful.

A company is required by Article 2.02-1 of the TBCA to indemnify a director or officer against reasonable expenses (including court costs and attorneys’ fees) incurred by the director or officer in connection with a proceeding in which the director or officer is a named defendant or respondent because the director or officer is or was in that position if the director or officer has been wholly successful, on the merits or otherwise, in the defense of the proceeding. The TBCA prohibits a company from indemnifying a director or officer in respect of a proceeding in which the person is found liable to the company or on the basis that a personal benefit was improperly received by him or her, other than for reasonable expenses (including court costs and attorneys’ fees) actually incurred by him or her in connection with the proceeding; provided, that the TBCA further prohibits a company from indemnifying a director or officer in respect of any such proceeding in which the person is found liable for willful or intentional misconduct in the performance of his or her duties.

Under Article 2.02-1(J) of the TBCA, a court of competent jurisdiction may order a company to indemnify a director or officer if the court determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances; however, if the director or officer is found liable to the company or is found liable on the basis that a personal benefit was improperly received by him or her, the indemnification will be limited to reasonable expenses (including court costs and attorneys’ fees) actually incurred by him or her in connection with the proceeding.

The bylaws of each of the Texas corporations indemnity its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Columbia Medical Center of Arlington Subsidiary, L.P., Columbia Medical Center of Denton Subsidiary, L.P., Columbia Medical Center of Lewisville Subsidiary, L.P., Columbia Medical Center of McKinney Subsidiary, L.P., Columbia Medical Center of Plano Subsidiary, L.P., Columbia North Hills Hospital Subsidiary, L.P., Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P. and Green Oaks Hospital Subsidiary, L.P. are registered under the laws of Texas.

Article 11 of the Texas Revised Limited Partnership Act (“TRLPA”) provides for the indemnification of a general partner or limited partner by the limited partnership under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been a general partner or limited partner. Under the TRLPA, a limited partnership may purchase insurance on behalf of a general partner or limited partner against any liability incurred regardless of whether the person could be indemnified under the TLRPA.

The partnership agreement of each Texas limited partnership indemnifies the general partners to the fullest extent permitted under the TRLPA.

Utah Registrants

(a) Brigham City Community Hospital, Inc., Columbia Ogden Medical Center, Inc., Hospital Corporation of Utah, Mountain View Hospital, Inc., Northern Utah Healthcare Corporation, St. Mark’s Lone Peak Hospital, Inc. and Timpanogos Regional Medical Services, Inc. are incorporated under the laws of Utah.

Section 16-10a-902 of the Utah Revised Business Corporation Act (the “Revised Act”) provides that a corporation may indemnify any individual who was, is, or is threatened to be made a named defendant or respondent (a “Party”) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a “Proceeding”), because he or she is or was a director of the corporation against any obligation incurred with respect to a Proceeding, including any judgment, settlement, penalty, fine or reasonable expenses (including attorneys’ fees), incurred in the

Proceeding if his or her conduct was in good faith, he or she reasonably believed that his or her conduct was in, or not opposed to, the best interests of the corporation, and, in the case of any criminal Proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that (i) pursuant to Subsection 902(5), indemnification under Section 902 in connection with a Proceeding by or in the right of the corporation is limited to payment of reasonable expenses (including attorneys’ fees) incurred in connection with the Proceeding and (ii) pursuant to 902(4), the corporation may not indemnify an Indemnifiable Director in connection with a Proceeding by or in the right of the corporation in which the Indemnifiable Director was adjudged liable to the corporation, or in connection with any other Proceeding charging that the Indemnifiable Director derived an improper personal benefit, whether or not involving action in his or her official capacity, in which Proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.

Section 16-10a-907 of the Revised Act permits corporations to indemnify officers and advance expenses to the same extent as a director and in some cases to a greater extent than a director.

The bylaws of each of the Utah corporate registrants indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Virginia Registrants

(a) Capital Division, Inc., Chippenham & Johnston-Willis Hospitals, Inc., Columbia/Alleghany Regional Hospital, Incorporated, Columbia/HCA John Randolph, Inc., HCA Health Services of Virginia, Inc., Lewis-Gale Hospital, Incorporated, Montgomery Regional Hospital, Inc., Pulaski Community Hospital, Inc., Spotsylvania Medical Center, Inc and Virginia Psychiatric Company, Inc. are incorporated under the laws of Virginia.

Under Sections 13.1-697 and 13.1-702 of the Virginia Stock Corporation Act, a Virginia corporation generally is authorized to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. In addition, the Virginia Stock Corporation Act eliminates the liability for monetary damages of a director or officer in a shareholder or derivative proceeding. This elimination of liability will not apply in the event of willful misconduct or a knowing violation of criminal law or any federal or state securities law. Sections 13.1-692.1 and 13.1-696 through 704 of the Virginia Stock Corporation Act are incorporated into this paragraph by reference.

The bylaws of each of the Virginia corporate registrants indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Central Shared Services, LLC, Galen Property, LLC, Lewis-Gale Physicians, LLC, Northern Virginia Community Hospital, LLC and Retreat Hospital, LLC are registered under the laws of Virginia.

Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

The operating agreements of each of the Virginia limited liability companies indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(c) HSS Virginia, L.P. is registered under the laws of Virginia

HSS Virginia, L.P. is governed by the Virginia Revised Uniform Limited Partnership Act. However, neither the partnership agreement nor the Virginia Revised Uniform Partnership Act specify the extent to which a limited partnership may indemnify its general partners.

West Virginia Registrant

(a) Columbia Parkersburg Healthcare System, LLC is registered under the laws of West Virginia.

Section 31B-4-403 of the West Virginia Uniform Limited Liability Company Act discusses members’ and managers’ rights to payments and reimbursement. A limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property. A limited liability company shall reimburse a member for an advance to the company beyond the amount of contribution the member agreed to make. A payment or advance made by a member which gives rise to an obligation of a limited liability company under the West Virginia statute constitutes a loan to the company upon which interest accrues from the date of the payment or advance. A member is not entitled to remuneration for services performed for a limited liability company, except for reasonable compensation for services rendered in winding up the business of the company.

The organizational documents of Columbia Parkersburg Healthcare System, LLC indemnify its managers and officers to the fullest extent of the West Virginia Uniform Limited Liability Company Act.

Certain Other Arrangements

HCA Inc. maintains a directors’ and officers’ liability insurance policy that covers the directors and officers of each of the registrants in amounts that HCA Inc. believes are customary in its industry, including for liabilities in connection with the registration, offering and sale of the notes.

In addition, pursuant to the Management Agreement entered into with the Sponsors and their affiliates and the Frists, the Company has agreed to customary exculpation and indemnification provisions for the benefit of the Sponsors, the Frists, their affiliates, directors, officers and certain other persons. See the section of our fiscal 2008 Form 10-K captioned “Certain Relationships and Related Transactions, and Director Independence — Sponsor Management Agreement.”

Item 15.	Recent Sales of Unregistered Securities

On November 17, 2006, we issued $4.200 billion of senior secured notes (comprised of $1.000 billion of 9 1/8% notes due 2014 and $3.200 billion of 9 1/4% notes due 2016) and $1.500 billion of 9 5/8%/10 3/8% senior secured toggle notes due 2016 the proceeds of which were used to finance the acquisition by certain investors if HCA Inc.

On February 19, 2009, we issued $310 million aggregate principal amount of senior secured notes due 2017 at a price of 96.673% of their face value resulting in approximately $300 million of gross proceeds, which were used to repay outstanding indebtedness under our cash flow credit facility.

On April 22, 2009, we issued $1.500 billion aggregate principal amount of senior secured notes due 2019 at a price of 96.755% of their face value resulting in approximately $1.451 billion of gross proceeds, which were used to repay outstanding indebtedness under our cash flow credit facility.

Each of the above transactions was offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act or to non-U.S. investors outside the United States in compliance with Regulation S of the Securities Act.

Item 16.	Exhibits and Financial Statement Schedules.

(a)  Exhibits

2.1	Agreement and Plan of Merger, dated July 24, 2006, by and among HCA Inc., Hercules Holding II, LLC and Hercules Acquisition Corporation (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 25, 2006, and incorporated herein by reference).
3.1	Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and incorporated herein by reference).
3.2	Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and incorporated herein by reference).
3.3	American Medicorp Development Co. Articles of Incorporation (filed as Exhibit 3.3 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.4	American Medicorp Development Co. By-Laws (filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.5	Bay Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.5 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.6	Bay Hospital, Inc. By-Laws. (filed as Exhibit 3.6 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.7	Brigham City Community Hospital, Inc. Articles of Incorporation. (filed as Exhibit 3.7 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.8	Brigham City Community Hospital, Inc. By-Laws. (filed as Exhibit 3.8 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.9	Brookwood Medical Center of Gulfport, Inc. Certificate of Incorporation (filed as Exhibit 3.9 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.10	Brookwood Medical Center of Gulfport, Inc. By-Laws (filed as Exhibit 3.10 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.11	Capital Division, Inc. Articles of Incorporation (filed as Exhibit 3.11 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.12	Capital Division, Inc. By-Laws (filed as Exhibit 3.12 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.13	Centerpoint Medical Center of Independence, LLC Certificate of Formation (filed as Exhibit 3.13 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.14	Centerpoint Medical Center of Independence, LLC Limited Liability Company Agreement (filed as Exhibit 3.14 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.15	Central Florida Regional Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.15 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.16	Central Florida Regional Hospital, Inc. By-Laws (filed as Exhibit 3.16 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.17	Central Shared Services, LLC Articles of Organization (filed as Exhibit 3.17 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.18	Central Shared Services, LLC Limited Liability Company Agreement (filed as Exhibit 3.18 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.19	Central Tennessee Hospital Corporation Charter (filed as Exhibit 3.19 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.20	Central Tennessee Hospital Corporation By-Laws (filed as Exhibit 3.20 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.21	CHCA Bayshore, L.P. Certificate of Limited Partnership (filed as Exhibit 3.21 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.22	CHCA Bayshore, L.P. Agreement of Limited Partnership (filed as Exhibit 3.22 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.23	CHCA Conroe, L.P. Certificate of Limited Partnership (filed as Exhibit 3.23 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.24	CHCA Conroe, L.P. Agreement of Limited Partnership (filed as Exhibit 3.24 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.25	CHCA Mainland, L.P. Certificate of Limited Partnership (filed as Exhibit 3.27 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.26	CHCA Mainland, L.P. Agreement of Limited Partnership (filed as Exhibit 3.28 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.27	CHCA West Houston, L.P. Certificate of Limited Partnership (filed as Exhibit 3.29 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.28	CHCA West Houston, L.P. Agreement of Limited Partnership (filed as Exhibit 3.30 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.29	CHCA Woman’s Hospital, L.P. Certificate of Limited Partnership (filed as Exhibit 3.31 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.30	CHCA Woman’s Hospital, L.P. Agreement of Limited Partnership (filed as Exhibit 3.32 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.31	Chippenham & Johnston-Willis Hospitals, Inc. Articles of Incorporation (filed as Exhibit 3.33 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.32	Chippenham & Johnston-Willis Hospitals, Inc. By-Laws (filed as Exhibit 3.34 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.33	CMS GP, LLC Certificate of Formation (filed as Exhibit 3.35 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.34	CMS GP, LLC Limited Liability Company Agreement (filed as Exhibit 3.36 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.35	Colorado Health Systems, Inc. Articles of Incorporation (filed as Exhibit 3.37 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.36	Colorado Health Systems, Inc. By-Laws (filed as Exhibit 3.38 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.37	Columbia ASC Management, L.P. Certificate of Limited Partnership (filed as Exhibit 3.39 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.38	Columbia ASC Management, L.P. Agreement of Partnership (filed as Exhibit 3.40 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.39	Columbia Jacksonville Healthcare System, Inc. Articles of Incorporation (filed as Exhibit 3.41 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.40	Columbia Jacksonville Healthcare System, Inc. By-Laws (filed as Exhibit 3.42 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.41	Columbia LaGrange Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.43 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.42	Columbia LaGrange Hospital, Inc. By-Laws (filed as Exhibit 3.44 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.43	Columbia Medical Center of Arlington Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.45 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.44	Columbia Medical Center of Arlington Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.46 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.45	Columbia Medical Center of Denton Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.47 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.46	Columbia Medical Center of Denton Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.48 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.47	Columbia Medical Center of Las Colinas, Inc. Articles of Incorporation (filed as Exhibit 3.49 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.48	Columbia Medical Center of Las Colinas, Inc. By-Laws (filed as Exhibit 3.50 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.49	Columbia Medical Center of Lewisville Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.51 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.50	Columbia Medical Center of Lewisville Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.52 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.51	Columbia Medical Center of McKinney Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.53 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.52	Columbia Medical Center of McKinney Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.54 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.53	Columbia Medical Center of Plano Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.55 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.54	Columbia Medical Center of Plano Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.56 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.55	Columbia North Hills Hospital Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.57 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.56	Columbia North Hills Hospital Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.58 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.57	Columbia Ogden Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.59 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.58	Columbia Ogden Medical Center, Inc. By-Laws (filed as Exhibit 3.60 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.59	Columbia Parkersburg Healthcare System, LLC Articles of Incorporation (filed as Exhibit 3.61 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.60	Columbia Parkersburg Healthcare System, LLC, Articles of Conversion (filed as Exhibit 3.60 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.61	Columbia Parkersburg Healthcare System, LLC Operating Agreement (filed as Exhibit 3.62 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.62	Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.63 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.63	Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.64 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.64	Columbia Polk General Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.65 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.65	Columbia Polk General Hospital, Inc. By-Laws (filed as Exhibit 3.66 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.66	Columbia Rio Grande Healthcare, L.P. Certificate of Limited Partnership (filed as Exhibit 3.67 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.67	Columbia Rio Grande Healthcare, L.P. Amended and Restated Limited Partnership Agreement (filed as Exhibit 3.68 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.68	Columbia Riverside, Inc. Articles of Incorporation (filed as Exhibit 3.69 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.69	Columbia Riverside, Inc. By-Laws (filed as Exhibit 3.70 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.70	Columbia Valley Healthcare System, L.P. Certificate of Limited Partnership (filed as Exhibit 3.71 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.71	Columbia Valley Healthcare System, L.P. Amended and Restated Limited Partnership Agreement (filed as Exhibit 3.72 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.72	Columbia/Alleghany Regional Hospital, Incorporated Articles of Incorporation (filed as Exhibit 3.73 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.73	Columbia/Alleghany Regional Hospital, Incorporated By-Laws (filed as Exhibit 3.74 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.74	Columbia/HCA John Randolph, Inc. Articles of Incorporation (filed as Exhibit 3.75 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.75	Columbia/HCA John Randolph, Inc. By-Laws (filed as Exhibit 3.76 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.76	Columbine Psychiatric Center, Inc. Articles of Incorporation (filed as Exhibit 3.77 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.77	Columbine Psychiatric Center, Inc. By-Laws (filed as Exhibit 3.78 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.78	Columbus Cardiology, Inc. Certificate of Incorporation (filed as Exhibit 3.79 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.79	Columbus Cardiology, Inc. By-Laws (filed as Exhibit 3.80 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.80	Conroe Hospital Corporation Articles of Incorporation (filed as Exhibit 3.81 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.81	Conroe Hospital Corporation By-Laws (filed as Exhibit 3.82 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.82	Dallas/Ft. Worth Physician, LLC Certificate of Formation (filed as Exhibit 3.83 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.83	Dallas/Ft. Worth Physician, LLC Limited Liability Company Agreement (filed as Exhibit 3.84 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.84	Dauterive Hospital Corporation Articles of Incorporation (filed as Exhibit 3.85 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.85	Dauterive Hospital Corporation By-Laws (filed as Exhibit 3.86 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.86	Dublin Community Hospital, LLC Limited Liability Company Agreement (filed as Exhibit 3.87 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.87	Dublin Community Hospital, LLC Articles of Organization (filed as Exhibit 3.88 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.88	Eastern Idaho Health Services, Inc. Articles of Incorporation (filed as Exhibit 3.89 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.89	Eastern Idaho Health Services, Inc. By-Laws (filed as Exhibit 3.90 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.90	Edmond Regional Medical Center, LLC Certificate of Formation (filed as Exhibit 3.91 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.91	Edmond Regional Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.92 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.92	Edward White Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.95 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.93	Edward White Hospital, Inc. By-Laws (filed as Exhibit 3.96 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.94	El Paso Surgicenter, Inc. Articles of Incorporation (filed as Exhibit 3.93 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.95	El Paso Surgicenter, Inc. By-Laws (filed as Exhibit 3.94 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.96	Encino Hospital Corporation, Inc. Articles of Incorporation (filed as Exhibit 3.97 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.97	Encino Hospital Corporation, Inc. By-Laws (filed as Exhibit 3.98 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.98	EP Health, LLC Limited Liability Company Agreement (filed as Exhibit 3.99 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.99	EP Health, LLC Limited Liability Company Agreement (filed as Exhibit 3.100 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.100	Fairview Park GP, LLC Certificate of Formation (filed as Exhibit 3.101 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.101	Fairview Park GP, LLC Limited Liability Company Agreement (filed as Exhibit 3.102 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.102	Fairview Park, Limited Partnership Certificate of Limited Partnership (filed as Exhibit 3.103 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.103	Fairview Park, Limited Partnership Agreement of Limited Partnership (filed as Exhibit 3.104 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.104	Frankfort Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.105 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.105	Frankfort Hospital, Inc. By-Laws (filed as Exhibit 3.106 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.106	Galen Property, LLC Articles of Organization (filed as Exhibit 3.107 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.107	Galen Property, LLC Operating Agreement (filed as Exhibit 3.108 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.108	General Healthserv, LLC Certificate of Formation (filed as Exhibit 3.109 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.109	General Healthserv, LLC Limited Liability Company Agreement (filed as Exhibit 3.110 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.110	Good Samaritan Hospital, L.P. Certificate of Limited Partnership (filed as Exhibit 3.111 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.111	Good Samaritan Hospital, L.P. Agreement of Limited Partnership (filed as Exhibit 3.112 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.112	Goppert-Trinity Family Care, LLC Certificate of Formation (filed as Exhibit 3.113 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.113	Goppert-Trinity Family Care, LLC Limited Liability Company Agreement (filed as Exhibit 3.114 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.114	GPCH-GP, Inc. Certificate of Incorporation (filed as Exhibit 3.115 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.115	GPCH-GP, Inc. By-Laws (filed as Exhibit 3.116 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.116	Grand Strand Regional Medical Center, LLC Certificate of Formation (filed as Exhibit 3.117 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.117	Grand Strand Regional Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.118 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.118	Green Oaks Hospital Subsidiary, L.P. Certificate of Limited Partnership (filed as Exhibit 3.119 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.119	Green Oaks Hospital Subsidiary, L.P. Agreement of Limited Partnership (filed as Exhibit 3.120 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.120	Greenview Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.121 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.121	Greenview Hospital, Inc. By-Laws (filed as Exhibit 3.122 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.122	Hamilton Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.123 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.123	Hamilton Medical Center, Inc. By-Laws (filed as Exhibit 3.124 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.124	HCA — IT&S Field Operations, Inc. Articles of Incorporation (filed as Exhibit 3.124 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.125	HCA — IT&S Field Operations, Inc. By-Laws (filed as Exhibit 3.125 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.126	HCA — IT&S Inventory Management, Inc. Articles of Incorporation (filed as Exhibit 3.126 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.127	HCA — IT&S Inventory Management, Inc. By-Laws (filed as Exhibit 3.127 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.128	HCA Central Group, Inc. Certificate of Incorporation (filed as Exhibit 3.125 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.129	HCA Central Group, Inc. By-Laws (filed as Exhibit 3.126 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.130	HCA Health Services of Florida, Inc. Articles of Incorporation (filed as Exhibit 3.127 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.131	HCA Health Services of Florida, Inc. By-Laws (filed as Exhibit 3.128 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.132	HCA Health Services of Louisiana, Inc. Articles of Incorporation (filed as Exhibit 3.129 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.133	HCA Health Services of Louisiana, Inc. By-Laws (filed as Exhibit 3.130 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.134	HCA Health Services of Oklahoma, Inc. Articles of Incorporation (filed as Exhibit 3.131 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.135	HCA Health Services of Oklahoma, Inc. By-Laws (filed as Exhibit 3.132 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.136	HCA Health Services of Tennessee, Inc. Charter (filed as Exhibit 3.133 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.137	HCA Health Services of Tennessee, Inc. By-Laws (filed as Exhibit 3.134 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.138	HCA Health Services of Virginia, Inc. Certificate of Incorporation (filed as Exhibit 3.135 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.139	HCA Health Services of Virginia, Inc. By-Laws (filed as Exhibit 3.136 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.140	HCA Management Services, L.P. Certificate of Limited Partnership (filed as Exhibit 3.137 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.141	HCA Management Services, L.P. Agreement of Limited Partnership (filed as Exhibit 3.138 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.142	HCA Realty, Inc. Charter (filed as Exhibit 3.142 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.143	HCA Realty, Inc. By-Laws (filed as Exhibit 3.143 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.144	HD&S Corp. Successor, Inc. Articles of Incorporation (filed as Exhibit 3.139 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.145	HD&S Corp. Successor, Inc. By-Laws (filed as Exhibit 3.140 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.146	Health Midwest Office Facilities Corporation Articles of Incorporation (filed as Exhibit 3.141 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.147	Health Midwest Office Facilities Corporation By-Laws (filed as Exhibit 3.142 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.148	Health Midwest Ventures Group, Inc. Articles of Incorporation (filed as Exhibit 3.143 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.149	Health Midwest Ventures Group, Inc. By-Laws (filed as Exhibit 3.144 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.150	Healthtrust MOB, LLC Certificate of Formation (filed as Exhibit 3.145 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.151	Healthtrust MOB, LLC Limited Liability Company Agreement (filed as Exhibit 3.146 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.152	Hendersonville Hospital Corporation Charter (filed as Exhibit 3.147 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.153	Hendersonville Hospital Corporation By-Laws (filed as Exhibit 3.148 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.154	Hospital Corporation of Tennessee Charter (filed as Exhibit 3.151 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.155	Hospital Corporation of Tennessee By-Laws (filed as Exhibit 3.152 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.156	Hospital Corporation of Utah Articles of Incorporation (filed as Exhibit 3.153 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.157	Hospital Corporation of Utah By-Laws (filed as Exhibit 3.154 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.158	Hospital Development Properties, Inc. Certificate of Incorporation (filed as Exhibit 3.155 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.159	Hospital Development Properties, Inc. By-Laws (filed as Exhibit 3.156 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.160	HSS Holdco, LLC Certificate of Formation (filed as Exhibit 3.157 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.161	HSS Holdco, LLC Limited Liability Company Agreement (filed as Exhibit 3.158 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.162	HSS Systems VA, LLC Certificate of Formation (filed as Exhibit 3.159 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.163	HSS Systems VA, LLC Limited Liability Company Agreement (filed as Exhibit 3.160 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.164	HSS Systems, LLC Certificate of Formation (filed as Exhibit 3.161 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.165	HSS Systems, LLC Limited Liability Company Agreement (filed as Exhibit 3.162 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.166	HSS Virginia, L.P. Certificate of Limited Partnership (filed as Exhibit 3.163 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.167	HSS Virginia, L.P. Agreement of Limited Partnership (filed as Exhibit 3.164 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.168	HTI Memorial Hospital Corporation Articles of Incorporation (filed as Exhibit 3.165 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.169	HTI Memorial Hospital Corporation By-Laws (filed as Exhibit 3.166 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.170	Integrated Regional Lab, LLC Articles of Organization (filed as Exhibit 3.167 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.171	Integrated Regional Lab, LLC Operating Agreement (filed as Exhibit 3.168 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.172	Integrated Regional Laboratories, LLP Statement of Qualification of Limited Liability Partnership (filed as Exhibit 3.169 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.173	Integrated Regional Laboratories, LLP Partnership Agreement (filed as Exhibit 3.170 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.174	JFK Medical Center Limited Partnership Articles of Limited Partnership (filed as Exhibit 3.171 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.175	JFK Medical Center Limited Partnership Agreement of Limited Partnership (filed as Exhibit 3.172 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.176	KPH-Consolidation, Inc. Articles of Incorporation (filed as Exhibit 3.173 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.177	KPH-Consolidation, Inc. By-Laws (filed as Exhibit 3.174 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.178	Lakeland Medical Center, LLC Certificate of Formation (filed as Exhibit 3.175 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.179	Lakeland Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.176 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.180	Lakeview Medical Center, LLC Certificate of Formation (filed as Exhibit 3.177 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.181	Lakeview Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.178 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.182	Largo Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.179 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.183	Largo Medical Center, Inc. By-Laws (filed as Exhibit 3.180 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.184	Las Vegas Surgicare, Inc. Articles of Incorporation (filed as Exhibit 3.181 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.185	Las Vegas Surgicare, Inc. By-Laws (filed as Exhibit 3.182 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.186	Lawnwood Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.183 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.187	Lawnwood Medical Center, Inc. By-Laws (filed as Exhibit 3.184 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.188	Lewis-Gale Hospital, Incorporated Articles of Incorporation (filed as Exhibit 3.185 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.189	Lewis-Gale Hospital, Incorporated By-Laws (filed as Exhibit 3.186 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.190	Lewis-Gale Medical Center, LLC Certificate of Formation (filed as Exhibit 3.187 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.191	Lewis-Gale Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.188 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.192	Lewis-Gale Physicians, LLC Articles of Organization (filed as Exhibit 3.189 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.193	Lewis-Gale Physicians, LLC Operating Agreement (filed as Exhibit 3.190 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.194	Los Robles Regional Medical Center Articles of Incorporation (filed as Exhibit 3.191 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.195	Los Robles Regional Medical Center By-Laws (filed as Exhibit 3.192 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.196	Management Services Holdings, Inc. Certificate of Incorporation (filed as Exhibit 3.193 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.197	Management Services Holdings, Inc. By-Laws (filed as Exhibit 3.194 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.198	Marietta Surgical Center, Inc. Articles of Incorporation (filed as Exhibit 3.195 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.199	Marietta Surgical Center, Inc. By-Laws (filed as Exhibit 3.196 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.200	Marion Community Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.197 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.201	Marion Community Hospital, Inc. By-Laws (filed as Exhibit 3.198 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.202	MCA Investment Company Articles of Incorporation (filed as Exhibit 3.199 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.203	MCA Investment Company By-Laws (filed as Exhibit 3.200 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.204	Medical Centers of Oklahoma, LLC Certificate of Formation (filed as Exhibit 3.201 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.205	Medical Centers of Oklahoma, LLC Limited Liability Company Agreement (filed as Exhibit 3.202 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.206	Medical Office Buildings of Kansas, LLC Certificate of Formation (filed as Exhibit 3.203 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.207	Medical Office Buildings of Kansas, LLC Operating Agreement (filed as Exhibit 3.204 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.208	Memorial Healthcare Group, Inc. Articles of Incorporation (filed as Exhibit 3.205 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.209	Memorial Healthcare Group, Inc. By-Laws (filed as Exhibit 3.206 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.210	Midwest Division — ACH, LLC Certificate of Formation (filed as Exhibit 3.207 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.211	Midwest Division — ACH, LLC Limited Liability Company Agreement (filed as Exhibit 3.208 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.212	Midwest Division — LRHC, LLC Certificate of Formation (filed as Exhibit 3.209 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.213	Midwest Division — LRHC, LLC Limited Liability Company Agreement (filed as Exhibit 3.210 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.214	Midwest Division — LSH, LLC Certificate of Formation (filed as Exhibit 3.211 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.215	Midwest Division — LSH, LLC Limited Liability Company Agreement (filed as Exhibit 3.212 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.216	Midwest Division — MCI, LLC Certificate of Formation (filed as Exhibit 3.213 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.217	Midwest Division — MCI, LLC Limited Liability Company Agreement (filed as Exhibit 3.214 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.218	Midwest Division — MMC, LLC Certificate of Formation (filed as Exhibit 3.215 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.219	Midwest Division — MMC, LLC Limited Liability Company Agreement (filed as Exhibit 3.216 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.220	Midwest Division — OPRMC, LLC Certificate of Formation (filed as Exhibit 3.217 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.221	Midwest Division — OPRMC, LLC Limited Liability Company Agreement (filed as Exhibit 3.218 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.222	Midwest Division — PFC, LLC Certificate of Formation (filed as Exhibit 3.219 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.223	Midwest Division — PFC, LLC Limited Liability Company Agreement (filed as Exhibit 3.220 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.224	Midwest Division — RBH, LLC Articles of Organization (filed as Exhibit 3.221 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.225	Midwest Division — RBH, LLC Limited Liability Company Agreement (filed as Exhibit 3.222 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.226	Midwest Division — RMC, LLC Certificate of Formation (filed as Exhibit 3.223 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.227	Midwest Division — RMC, LLC Limited Liability Company Agreement (filed as Exhibit 3.224 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.228	Midwest Division — RPC, LLC Certificate of Formation (filed as Exhibit 3.225 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.229	Midwest Division — RPC, LLC Limited Liability Company Agreement (filed as Exhibit 3.226 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.230	Midwest Holdings, Inc. Certificate of Incorporation (filed as Exhibit 3.227 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.231	Midwest Holdings, Inc. By-Laws (filed as Exhibit 3.228 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.232	Montgomery Regional Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.229 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.233	Montgomery Regional Hospital, Inc. By-Laws (filed as Exhibit 3.230 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.234	Mountain View Hospital, Inc. Certificate of Incorporation (filed as Exhibit 3.231 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.235	Mountain View Hospital, Inc. By-Laws (filed as Exhibit 3.232 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.236	Nashville Shared Services General Partnership General Partnership Agreement (filed as Exhibit 3.233 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.237	National Patient Account Services, Inc. Articles of Incorporation (filed as Exhibit 3.235 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.238	National Patient Account Services, Inc. By-Laws (filed as Exhibit 3.236 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.239	New Port Richey Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.237 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.240	New Port Richey Hospital, Inc. By-Laws (filed as Exhibit 3.238 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.241	New Rose Holding Company, Inc. Articles of Incorporation (filed as Exhibit 3.239 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.242	New Rose Holding Company, Inc. By-Laws (filed as Exhibit 3.240 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.243	North Florida Immediate Care Center, Inc. Articles of Incorporation (filed as Exhibit 3.241 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.244	North Florida Immediate Care Center, Inc. By-Laws (filed as Exhibit 3.242 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.245	North Florida Regional Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.243 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.246	North Florida Regional Medical Center, Inc. By-Laws (filed as Exhibit 3.244 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.247	Northern Utah Healthcare Corporation Articles of Incorporation (filed as Exhibit 3.245 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.248	Northern Utah Healthcare Corporation By-Laws (filed as Exhibit 3.246 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.249	Northern Virginia Community Hospital, LLC Articles of Organization (filed as Exhibit 3.247 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.250	Northern Virginia Community Hospital, LLC Limited Liability Company Agreement (filed as Exhibit 3.248 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.251	Northlake Medical Center, LLC Certificate of Formation (filed as Exhibit 3.249 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.252	Northlake Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.250 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.253	Notami Hospitals of Louisiana, Inc. Articles of Incorporation (filed as Exhibit 3.251 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.254	Notami Hospitals of Louisiana, Inc. By-Laws (filed as Exhibit 3.252 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.255	Notami Hospitals, LLC Certificate of Formation (filed as Exhibit 3.253 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.256	Notami Hospitals, LLC Limited Liability Company Agreement (filed as Exhibit 3.254 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.257	Okaloosa Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.255 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.258	Okaloosa Hospital, Inc. By-Laws (filed as Exhibit 3.256 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.259	Okeechobee Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.257 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.260	Okeechobee Hospital, Inc. By-Laws (filed as Exhibit 3.258 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.261	Outpatient Cardiovascular Center of Central Florida, LLC Certificate of Formation (filed as Exhibit 3.259 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.262	Outpatient Cardiovascular Center of Central Florida, LLC Operating Agreement (filed as Exhibit 3.260 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.263	Palms West Hospital Limited Partnership Agreement of Limited Partnership (filed as Exhibit 3.261 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.264	Palms West Hospital Limited Partnership Certificate of Limited Partnership (filed as Exhibit 3.262 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.265	Palmyra Park Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.263 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.266	Palmyra Park Hospital, Inc. By-Laws (filed as Exhibit 3.264 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.267	Pasadena Bayshore Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.267 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.268	Pasadena Bayshore Hospital Inc. By-Laws (filed as Exhibit 3.268 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.269	Plantation General Hospital, L.P. Agreement of Limited Partnership (filed as Exhibit 3.265 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.270	Plantation General Hospital, L.P. Agreement of Limited Partnership (filed as Exhibit 3.266 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.271	Pulaski Community Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.267 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.272	Pulaski Community Hospital, Inc. By-Laws (filed as Exhibit 3.268 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.273	Redmond Park Hospital, LLC Articles of Organization (filed as Exhibit 3.269 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.274	Redmond Park Hospital, LLC Limited Liability Company Agreement (filed as Exhibit 3.270 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.275	Redmond Physician Practice Company Articles of Incorporation (filed as Exhibit 3.271 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.276	Redmond Physician Practice Company By-Laws (filed as Exhibit 3.272 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.277	Reston Hospital Center, LLC Certificate of Formation (filed as Exhibit 3.273 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.278	Reston Hospital Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.274 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.279	Retreat Hospital, LLC Articles of Incorporation (filed as Exhibit 3.279 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
3.280	Retreat Hospital, LLC Limited Liability Company Agreement (filed as Exhibit 3.280 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).

3.281	Rio Grande Regional Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.277 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.282	Rio Grande Regional Hospital, Inc. By-Laws (filed as Exhibit 3.278 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.283	Riverside Healthcare System, L.P. Certificate of Limited Partnership (filed as Exhibit 3.279 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.284	Riverside Healthcare System, L.P. Limited Partnership Agreement (filed as Exhibit 3.280 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.285	Riverside Hospital, Inc. Certificate of Incorporation (filed as Exhibit 3.281 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.286	Riverside Hospital, Inc. By-Laws (filed as Exhibit 3.282 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.287	Samaritan, LLC Certificate of Formation (filed as Exhibit 3.283 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.288	Samaritan, LLC Limited Liability Company Agreement (filed as Exhibit 3.284 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.289	San Jose Healthcare System, LP Certificate of Limited Partnership (filed as Exhibit 3.285 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.290	San Jose Healthcare System, LP Limited Partnership Agreement (filed as Exhibit 3.286 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.291	San Jose Hospital, L.P. Agreement of Limited Partnership (filed as Exhibit 3.287 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.292	San Jose Hospital, L.P. Certificate of Limited Partnership (filed as Exhibit 3.288 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.293	San Jose Medical Center, LLC Certificate of Formation (filed as Exhibit 3.289 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.294	San Jose Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.290 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.295	San Jose, LLC Certificate of Formation (filed as Exhibit 3.291 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.296	San Jose, LLC Limited Liability Company Agreement (filed as Exhibit 3.292 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.297	Sarasota Doctors Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.293 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.298	Sarasota Doctors Hospital, Inc. By-Laws (filed as Exhibit 3.294 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.299	SJMC, LLC Certificate of Formation (filed as Exhibit 3.295 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.300	SJMC, LLC Limited Liability Company Agreement (filed as Exhibit 3.296 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.301	Southern Hills Medical Center, LLC Certificate of Formation (filed as Exhibit 3.297 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.302	Southern Hills Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.298 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.303	Spotsylvania Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.299 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.304	Spotsylvania Medical Center, Inc By-Laws (filed as Exhibit 3.300 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.305	Spring Branch Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.301 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.306	Spring Branch Medical Center, Inc. By-Laws (filed as Exhibit 3.302 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.307	Spring Hill Hospital, Inc. Charter (filed as Exhibit 3.303 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.308	Spring Hill Hospital, Inc. By-Laws (filed as Exhibit 3.304 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.309	St. Mark’s Lone Peak Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.305 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.310	St. Mark’s Lone Peak Hospital, Inc. By-Laws (filed as Exhibit 3.306 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.311	Sun City Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.307 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.312	Sun City Hospital, Inc. By-Laws (filed as Exhibit 3.308 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.313	Sunrise Mountainview Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.311 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.314	Sunrise Mountainview Hospital, Inc. By-Laws (filed as Exhibit 3.312 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.315	Surgicare of Brandon, Inc. Articles of Incorporation (filed as Exhibit 3.313 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.316	Surgicare of Brandon, Inc. By-Laws (filed as Exhibit 3.314 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.317	Surgicare of Florida, Inc. Articles of Incorporation (filed as Exhibit 3.315 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.318	Surgicare of Florida, Inc. By-Laws (filed as Exhibit 3.316 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.319	Surgicare of Houston Women’s, Inc. Articles of Incorporation (filed as Exhibit 3.317 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.320	Surgicare of Houston Women’s, Inc. By-Laws (filed as Exhibit 3.318 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.321	Surgicare of Manatee, Inc. Articles of Incorporation (filed as Exhibit 3.319 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.322	Surgicare of Manatee, Inc. By-Laws (filed as Exhibit 3.320 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.323	Surgicare of New Port Richey, Inc. Articles of Incorporation (filed as Exhibit 3.321 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.324	Surgicare of New Port Richey, Inc. By-Laws (filed as Exhibit 3.322 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.325	Surgicare of Palms West, LLC Articles of Organization (filed as Exhibit 3.323 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.326	Surgicare of Palms West, LLC Articles of Organization Agreement (filed as Exhibit 3.324 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.327	Surgicare of Riverside, LLC Articles of Organization (filed as Exhibit 3.325 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.328	Surgicare of Riverside, LLC Limited Liability Company Agreement (filed as Exhibit 3.326 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.329	Tallahassee Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.327 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.330	Tallahassee Medical Center, Inc. By-Laws (filed as Exhibit 3.328 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.331	TCMC Madison-Portland, Inc. Articles of Incorporation (filed as Exhibit 3.329 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.332	TCMC Madison-Portland, Inc. By-Laws (filed as Exhibit 3.330 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.333	Terre Haute Hospital GP, Inc. Certificate of Incorporation (filed as Exhibit 3.331 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.334	Terre Haute Hospital GP, Inc. By-Laws (filed as Exhibit 3.332 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.335	Terre Haute Hospital Holdings, Inc. Certificate of Incorporation (filed as Exhibit 3.333 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.336	Terre Haute Hospital Holdings, Inc. By-Laws (filed as Exhibit 3.334 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.337	Terre Haute MOB, L.P. Certificate of Limited Partnership (filed as Exhibit 3.335 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.338	Terre Haute MOB, L.P. Limited Partnership Agreement (filed as Exhibit 3.336 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.339	Terre Haute Regional Hospital, L.P. Certificate of Limited Partnership (filed as Exhibit 3.337 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.340	Terre Haute Regional Hospital, L.P. Limited Partnership Agreement (filed as Exhibit 3.338 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.341	Timpanogos Regional Medical Services, Inc. Certificate of Incorporation (filed as Exhibit 3.339 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.342	Timpanogos Regional Medical Services, Inc. By-Laws (filed as Exhibit 3.340 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.343	Trident Medical Center, LLC Certificate of Formation (filed as Exhibit 3.341 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.344	Trident Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.342 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.345	Utah Medco, LLC Certificate of Formation (filed as Exhibit 3.343 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.346	Utah Medco, LLC Limited Liability Company Agreement (filed as Exhibit 3.344 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.347	VH Holdco, Inc. Articles of Incorporation (filed as Exhibit 3.345 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.348	VH Holdco, Inc. By-Laws (filed as Exhibit 3.346 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.349	VH Holdings, Inc. Articles of Incorporation (filed as Exhibit 3.347 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.350	VH Holdings, Inc. By-Laws (filed as Exhibit 3.348 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.351	Virginia Psychiatric Company, Inc. Articles of Incorporation (filed as Exhibit 3.349 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.352	Virginia Psychiatric Company, Inc. By-Laws (filed as Exhibit 3.350 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.353	W & C Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.351 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.354	W & C Hospital, Inc. By-Laws (filed as Exhibit 3.352 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.355	Walterboro Community Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.353 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.356	Walterboro Community Hospital, Inc. By-Laws (filed as Exhibit 3.354 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.357	Wesley Medical Center, LLC Certificate of Formation (filed as Exhibit 3.355 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.358	Wesley Medical Center, LLC Limited Liability Company Agreement (filed as Exhibit 3.356 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.359	West Florida Regional Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.357 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.360	West Florida Regional Medical Center, Inc. By-Laws (filed as Exhibit 3.358 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.361	West Valley Medical Center, Inc. Articles of Incorporation (filed as Exhibit 3.359 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.362	West Valley Medical Center, Inc. By-Laws (filed as Exhibit 3.360 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.363	Western Plains Capital, Inc. Articles of Incorporation (filed as Exhibit 3.361 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.364	Western Plains Capital, Inc. By-Laws (filed as Exhibit 3.362 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.365	WHMC, Inc. Articles of Incorporation (filed as Exhibit 3.363 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.366	WHMC, Inc. By-Laws (filed as Exhibit 3.364 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.367	Woman’s Hospital of Texas, Incorporated Certificate of Incorporation (filed as Exhibit 3.365 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.368	Woman’s Hospital of Texas, Incorporated By-Laws (filed as Exhibit 3.366 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

3.369		Women’s and Children’s Hospital, Inc. Articles of Incorporation (filed as Exhibit 3.367 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
3.370		Women’s and Children’s Hospital, Inc. By-Laws (filed as Exhibit 3.368 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.1		Specimen Certificate for shares of Common Stock, par value $0.01 per share, of the Company (filed as Exhibit 3 to the Company’s Form 8-A/A, Amendment No. 2, dated March 11, 2004, and incorporated herein by reference).
4.2		Indenture, dated November 17, 2006, among HCA Inc., the guarantors party thereto and The Bank of New York, as trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed November 24, 2006, and incorporated herein by reference).
4.3		Security Agreement, dated as of November 17, 2006, among HCA Inc., the subsidiary grantors party thereto and The Bank of New York, as collateral agent (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed November 24, 2006, and incorporated herein by reference).
4.4		Pledge Agreement, dated as of November 17, 2006, among HCA Inc., the subsidiary pledgors party thereto and The Bank of New York, as collateral agent (filed as Exhibit 4.3 to the Company’s Current Report of Form 8-K filed November 24, 2006, and incorporated herein by reference).
4	.5(a)	Form of 9 1/8% Senior Secured Notes due 2014 (included in Exhibit 4.2).
4	.5(b)	Form of 9 1/4% Senior Secured Notes due 2016 (included in Exhibit 4.2).
4	.5(c)	Form of 9 5/8%/10 3/8% Senior Secured Toggle Notes due 1016 (included in Exhibit 4.2).
4.6		Indenture, dated February 19, 2009, among HCA Inc, the guarantors party thereto, The Bank of New York Mellon, as collateral agent and The Bank of New York Mellon Trust Company, N.A., as trustee. (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed February 25, 2009, and incorporated herein by reference).
4.7		Form of 9 7/8% Senior Secured Notes due 2017 (included in Exhibit 4.6).
4	.8(a)	$13,550,000,000 — €1,000,000,000 Credit Agreement, dated as of November 17, 2006, among HCA Inc., HCA UK Capital Limited, the lending institutions from time to time parties thereto, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citicorp North America, Inc., as co-syndication agents and Merrill Lynch Capital Corporation, as documentation agent (filed as Exhibit 4.8 to the Company’s Current Report on Form 8-K filed November 24, 2006, and incorporated herein by reference).
4	.8(b)	Amendment No. 1 to the Credit Agreement, dated as of February 16, 2007, among HCA Inc., HCA UK Capital Limited, the lending institutions from time to time parties thereto, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., and Citicorp North America, Inc., as Co-Syndication Agents, Banc of America Securities, LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners, Deutsche Bank Securities and Wachovia Capital Markets LLC, as joint bookrunners and Merrill Lynch Capital Corporation, as documentation agent (filed as Exhibit 4.7(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
4	.8(c)	Amendment No. 2 to the Credit Agreement, dated as of March 2, 2009, among HCA Inc., HCA UK Capital Limited, the lending institutions from time to time parties thereto, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., and Citicorp North America, Inc., as Co-Syndication Agents, Banc of America Securities, LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners, Deutsche Bank Securities and Wachovia Capital Markets LLC, as joint bookrunners and Merrill Lynch Capital Corporation, as documentation agent (filed as exhibit 4.8(c) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).

4.9		U.S. Guarantee, dated November 17, 2006, among HCA Inc., the subsidiary guarantors party thereto and Bank of America, N.A., as administrative agent (filed as Exhibit 4.9 to the Company’s Current Report on Form 8-K filed November 24, 2006, and incorporated herein by reference).
4.10		Indenture, dated as of April 22, 2009, among HCA Inc., the guarantors party thereto, Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and Law Debenture Trust Company of New York, as trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed April 28, 2009, and incorporated herein by reference).
4.11		Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among the Company, the Subsidiary Grantors named therein and Bank of America, N.A., as Collateral Agent (filed as exhibit 4.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
4.12		Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among the Company, the Subsidiary Pledgors named therein and Bank of America, N.A., as Collateral Agent (filed as exhibit 4.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
4.13		Form of 8 1/2% Senior Secured Notes due 2019 (included in Exhibit 4.10).
4	.14(a)	$2,000,000,000 Amended and Restated Credit Agreement, dated as of June 20, 2007, among HCA Inc., the subsidiary borrowers parties thereto, the lending institutions from time to time parties thereto, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citicorp North America, Inc., as co-syndication agents, and Merrill Lynch Capital Corporation, as documentation agent (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed June 26, 2007, and incorporated herein by reference).
4	.14(b)	Amendment No. 1 to the $2,000,000,000 Amended and Restated Credit Agreement, dated as of March 2, 2009, among HCA Inc., the subsidiary borrowers parties thereto, the lending institutions from time to time parties thereto, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citicorp North America, Inc., as co-syndication agents, and Merrill Lynch Capital Corporation, as documentation agent (filed as exhibit 4.12(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
4.15		Security Agreement, dated as of November 17, 2006, among HCA Inc., the subsidiary borrowers party thereto and Bank of America, N.A., as collateral agent (filed as Exhibit 4.13 to the Company’s Current Report on Form 8-K filed November 24, 2006, and incorporated herein by reference).
4	.16(a)	General Intercreditor Agreement, dated as of November 17, 2006, between Bank of America, N.A., as First Lien Collateral Agent, and The Bank of New York, as Junior Lien Collateral Agent (filed as Exhibit 4.13(a) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.16(b)	Additional General Intercreditor Agreement, dated as of April 22, 2009, by and among Bank of America, N.A., in its capacity as First Lien Collateral Agent, The Bank of New York Mellon, in its capacity as Junior Lien Collateral Agent and in its capacity as 2006 Second Lien Trustee and The Bank of New York Mellon Trust Company, N.A., in its capacity as 2009 Second Lien Trustee (filed as Exhibit 4.6 to the Company’s Current Report on Form 8-K filed April 28, 2009, and incorporated herein by reference).
4	.16(c)	Receivables Intercreditor Agreement, dated as of November 17, 2006, among Bank of America, N.A., as ABL Collateral Agent, Bank of America, N.A., as CF Collateral Agent and The Bank of New York, as Bonds Collateral Agent (filed as Exhibit 4.13(b) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

4	.16(d)	Additional Receivables Intercreditor Agreement, dated as of April 22, 2009, by and between Bank of America, N.A. as ABL Collateral Agent, and Bank of America, N.A. as New First Lien Collateral Agent (filed as Exhibit 4.7 to the Company’s Current Report on Form 8-K filed April 28, 2009, and incorporated herein by reference).
4	.16(e)	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A. as Collateral Agent, Bank of America, N.A. as Authorized Representative under the Credit Agreement and Law Debenture Trust Company of New York as the Initial Additional Authorized Representative (filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed April 28, 2009, and incorporated herein by reference).
4.17		Registration Rights Agreement, dated as of November 17, 2006, among HCA Inc., Hercules Holding II, LLC and certain other parties thereto (filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed November 24, 2006, and incorporated herein by reference).
4.18		Registration Rights Agreement, dated as of March 16, 1989, by and among HCA-Hospital Corporation of America and the persons listed on the signature pages thereto (filed as Exhibit 4.14 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.19		Assignment and Assumption Agreement, dated as of February 10, 1994, between HCA-Hospital Corporation of America and the Company relating to the Registration Rights Agreement, as amended (filed as Exhibit 4.15 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.20(a)	Indenture, dated as of December 16, 1993 between the Company and The First National Bank of Chicago, as Trustee (filed as Exhibit 4.16(a) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.20(b)	First Supplemental Indenture, dated as of May 25, 2000 between the Company and Bank One Trust Company, N.A., as Trustee (filed as Exhibit 4.16(b) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.20(c)	Second Supplemental Indenture, dated as of July 1, 2001 between the Company and Bank One Trust Company, N.A., as Trustee (filed as Exhibit 4.16(c) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.20(d)	Third Supplemental Indenture, dated as of December 5, 2001 between the Company and The Bank of New York, as Trustee (filed as Exhibit 4.16(d) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.20(e)	Fourth Supplemental Indenture, dated as of November 14, 2006, between the Company and The Bank of New York, as Trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed November 16, 2006, and incorporated herein by reference).
4.21		Form of 7.5% Debentures due 2023 (filed as Exhibit 4.17 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.22		Form of 8.36% Debenture due 2024 (filed as Exhibit 4.18 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.23		Form of Fixed Rate Global Medium-Term Note (filed as Exhibit 4.19 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.24		Form of Floating Rate Global Medium-Term Note (filed as Exhibit 4.20 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.25		Form of 7.69% Note due 2025 (filed as Exhibit 4.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and incorporated herein by reference).
4.26		Form of 7.19% Debenture due 2015 (filed as Exhibit 4.22 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.27		Form of 7.50% Debenture due 2095 (filed as Exhibit 4.23 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.24		Form of 7.05% Debenture due 2027 (filed as Exhibit 4.24 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).

4.28		Form of Fixed Rate Global Medium-Term Note (filed as Exhibit 4.25 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.29(a)	8.750% Note in the principal amount of $400,000,000 due 2010 (filed as Exhibit 4.26(a) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.29(b)	8.750% Note in the principal amount of $350,000,000 due 2010 (filed as Exhibit 4.26(b) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4.30		8.75% Note due 2010 in the principal amount of £150,000,000 (filed as Exhibit 4.27 to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.31(a)	7 7/8% Note in the principal amount of $100,000,000 due 2011 (filed as Exhibit 4.28(a) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.31(b)	7 7/8% Note in the principal amount of $400,000,000 due 2011 (filed as Exhibit 4.28(b) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.32(a)	6.95% Note due 2012 in the principal amount of $400,000,000 (filed as Exhibit 4.29(a) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.32(b)	6.95% Note due 2012 in the principal amount of $100,000,000 (filed as Exhibit 4.29(b) to the Company’s Registration Statement on Form S-4 (File No. 333-145054), and incorporated herein by reference).
4	.33(a)	6.30% Note due 2012 in the principal amount of $400,000,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 18, 2002, and incorporated herein by reference).
4	.33(b)	6.30% Note due 2012 in the principal amount of $100,000,000 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated September 18, 2002, and incorporated herein by reference).
4	.34(a)	6.25% Note due 2013 in the principal amount of $400,000,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated February 5, 2003, and incorporated herein by reference).
4	.34(b)	6.25% Note due 2013 in the principal amount of $100,000,000 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated February 5, 2003, and incorporated herein by reference).
4	.35(a)	6 3/4% Note due 2013 in the principal amount of $400,000,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 23, 2003, and incorporated herein by reference).
4	.35(b)	6 3/4% Note due 2013 in the principal amount of $100,000,000 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated July 23, 2003, and incorporated herein by reference).
4.36		7.50% Note due 2033 in the principal amount of $250,000,000 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated November 6, 2003, and incorporated herein by reference).
4.37		5.75% Note due 2014 in the principal amount of $500,000,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated March 8, 2004, and incorporated herein by reference).
4.38		5.500% Note due 2009 in the principal amount of $500,000,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated November 16, 2004, and incorporated herein by reference).
4	.39(a)	6.375% Note due 2015 in the principal amount of $500,000,000 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated November 16, 2004, and incorporated herein by reference).

4	.39(b)	6.375% Note due 2015 in the principal amount of $250,000,000 (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K dated November 16, 2004, and incorporated herein by reference).
4	.40(a)	6.500% Note due 2016 in the principal amount of $500,000,000 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 8, 2006, and incorporated herein by reference).
4	.41(b)	6.500% Note due 2016 in the principal amount of $500,000,000 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 8, 2006, and incorporated herein by reference).
5.1		Opinion of Simpson Thacher & Bartlett LLP (filed as Exhibit 5.1 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
5.2		Opinion of Robert A. Waterman (filed as Exhibit 5.2 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
5	.3*	Opinion of Simpson Thacher & Bartlett LLP.
10	.1(a)	Amended and Restated Columbia/HCA Healthcare Corporation 1992 Stock and Incentive Plan (filed as Exhibit 10.7(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and incorporated herein by reference).
10	.1(b)	First Amendment to Amended and Restated Columbia/HCA Healthcare Corporation 1992 Stock and Incentive Plan (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and incorporated herein by reference).
10.2		HCA-Hospital Corporation of America Nonqualified Initial Option Plan (filed as Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (File No. 33-52379), and incorporated herein by reference).
10.3		Form of Indemnity Agreement with certain officers and directors (filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-4 (File No. 333-145054) and incorporated herein by reference).
10.4		Form of Galen Health Care, Inc. 1993 Adjustment Plan (filed as Exhibit 4.15 to the Company’s Registration Statement on Form S-8 (File No. 33-50147) and incorporated herein by reference).
10.5		Form of HCA-Hospital Corporation of America 1992 Stock Compensation Plan (filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (File No. 33-52253), and incorporated herein by reference).
10.6		Columbia/HCA Healthcare Corporation 2000 Equity Incentive Plan (filed as Exhibit A to the Company’s Proxy Statement for the Annual Meeting of Stockholders on May 25, 2000, and incorporated herein by reference).
10.7		Form of Non-Qualified Stock Option Award Agreement (Officers) (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 2, 2005, and incorporated herein by reference).
10.8		HCA 2005 Equity Incentive Plan (filed as Exhibit B to the Company’s Proxy Statement for the Annual Meeting of Shareholders on May 26, 2005, and incorporated herein by reference).
10.9		Form of 2005 Non-Qualified Stock Option Agreement (Officers) (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated October 6, 2005, and incorporated herein by reference).
10.10		Form of 2006 Non-Qualified Stock Option Award Agreement (Officers) (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated February 1, 2006, and incorporated herein by reference).
10.11		2006 Stock Incentive Plan for Key Employees of HCA Inc. and its Affiliates (filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10.12		Management Stockholder’s Agreement dated November 17, 2006 (filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).

10.13		Sale Participation Agreement dated November 17, 2006 (filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10.14		Form of Option Rollover Agreement (filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10.15		Form of Option Agreement (2007) (filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10.16		Form of Option Agreement (2008) (filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and incorporated herein by reference).
10.17		Form of Option Agreement (2009) (filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
10.18		Exchange and Purchase Agreement (filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10.19		Civil and Administrative Settlement Agreement, dated December 14, 2000 between the Company, the United States Department of Justice and others (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated December 20, 2000, and incorporated herein by reference).
10.20		Plea Agreement, dated December 14, 2000 between the Company, Columbia Homecare Group, Inc., Columbia Management Companies, Inc. and the United States Department of Justice (filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K dated December 20, 2000, and incorporated herein by reference).
10.21		Corporate Integrity Agreement, dated December 14, 2000 between the Company and the Office of Inspector General of the United States Department of Health and Human Services (filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K dated December 20, 2000, and incorporated herein by reference).
10.22		Management Agreement, dated November 17, 2006, among HCA Inc., Bain Capital Partners, LLC, Kohlberg Kravis Roberts & Co. L.P., Dr. Thomas F. Frist Jr., Patricia F. Elcan, William R. Frist and Thomas F. Frist, III, and Merrill Lynch Global Partners, Inc. (filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10.23		Retirement Agreement between the Company and Thomas F. Frist, Jr., M.D. dated as of January 1, 2002 (filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and incorporated herein by reference).
10.24		Amended and Restated HCA Supplemental Executive Retirement Plan, effective January 1, 2007, except as provided therein.) (filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
10.25		Amended and Restated HCA Restoration Plan, effective January 1, 2008.) (filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
10.26		HCA Inc. 2006 Senior Officer Performance Excellence Program (filed as Exhibit 10.3 to the Company’s Current Report on 8-K filed February 1, 2006, and incorporated herein by reference).
10.27		HCA Inc. 2007 Senior Officer Performance Excellence Program (filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10	.28(a)	HCA Inc. 2008-2009 Senior Officer Performance Excellence Program (filed as Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and incorporated herein by reference).
10	.28(b)	HCA Inc. Amendment No. 1 to the 2008-2009 Senior Officer Performance Excellence Program (filed as Exhibit 10.28(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
10	.29(a)	Employment Agreement dated November 16, 2006 (Jack O. Bovender, Jr.) (filed as Exhibit 10.27(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).

10	.29(b)	Employment Agreement dated November 16, 2006 (Richard M. Bracken) (filed as Exhibit 10.27(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10	.29(c)	Employment Agreement dated November 16, 2006 (R. Milton Johnson) (filed as Exhibit 10.27(c) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10	.29(d)	Employment Agreement dated November 16, 2006 (Samuel N. Hazen) (filed as Exhibit 10.27(d) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference).
10	.29(e)	Employment Agreement dated November 16, 2006 (Beverly B. Wallace) (filed as Exhibit 10.28(e) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and incorporated herein by reference).
10	.29(f)	Amended and Restated Employment Agreement dated October 27, 2008 (Jack O. Bovender, Jr.) (filed as Exhibit 10.29(f) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
10	.29(g)	Amendment to Employment Agreement effective January 1, 2009 (Richard M. Bracken) (filed as Exhibit 10.29(g) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).
10.30		Administrative Settlement Agreement dated June 25, 2003 by and between the United States Department of Health and Human Services, acting through the Centers for Medicare and Medicaid Services, and the Company (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, and incorporated herein by reference).
10.31		Civil Settlement Agreement by and among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, the TRICARE Management Activity (filed as Exhibit 10.2 to the Company’s Quarterly Report of Form 10-Q for the quarter ended June 30, 2003, and incorporated herein by reference).
10.32		Form of Amended and Restated Limited Liability Company Agreement of Hercules Holding II, LLC dated as of November 17, 2006, among Hercules Holding II, LLC and certain other parties thereto (filed as Exhibit 10.3 to the Company’s Registration Statement on Form 8-A (File No. 000-18406) and incorporated herein by reference).
12.1		Statement Regarding Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
21.1		List of Subsidiaries (filed as Exhibit 21.1 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
23.1		Consent of Simpson Thacher & Bartlett LLP (included as part of its opinions filed as Exhibits 5.1 and 5.3 hereto).
23.2		Consent of Robert A. Waterman (included as part of opinion filed as Exhibit 5.2).
23.3		Consent of Ernst & Young LLP (filed as Exhibit 23.3 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
24.1		Powers of Attorney (included in the signature pages of the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
25.1		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon as trustee under the Indenture, dated as of December 16, 1993, between HCA Inc. and The Bank of New York Mellon (as successor trustee to The First National Bank of Chicago), as Trustee (filed as Exhibit 25.1 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
25.2		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon as trustee under the Indenture, dated as of November 17, 2006, among HCA Inc., the guarantors party thereto and The Bank of New York Mellon, as Trustee (filed as Exhibit 25.2 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).

25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. as trustee under the Indenture, dated as of February 19, 2009, among HCA Inc., the guarantors party thereto, The Bank of New York Mellon, as collateral agent and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed as Exhibit 25.3 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).
25.4	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Law Debenture Trust Company of New York, as trustee under the Indenture, dated as of April 22, 2009, among HCA Inc., the guarantors party thereto, Deutsche Bank Trust Company Americas as paying agent, registrar and transfer agent and Law Debenture Trust Company of New York, as Trustee (filed as Exhibit 25.4 to the Company’s Registration Statement on Form S-1 (File No. 333-159511), and incorporated herein by reference).

*	Filed herewith

(b)  Financial Statement Schedules

All schedules are omitted because the required information is either not present, not present in material amounts or presented within the consolidated financial statements included with our annual report on Form 10-K for the fiscal year ended December 31, 2008 and incorporated herein by reference.

Item 17.	Undertakings.

(a) Each of the undersigned registrants hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5) that, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

HCA INC.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jack O. Bovender, Jr.	Chairman of the Board	June 29, 2009

* Richard M. Bracken	President, Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 29, 2009

* Christopher J. Birosak	Director	June 29, 2009

* John P. Connaughton	Director	June 29, 2009

* James D. Forbes	Director	June 29, 2009

* Kenneth W. Freeman	Director	June 29, 2009

* Thomas F. Frist, III	Director	June 29, 2009

* William R. Frist	Director	June 29, 2009

* Christopher R. Gordon	Director	June 29, 2009

Signature		Title	Date

* Michael W. Michelson		Director	June 29, 2009

* James C. Momtazee		Director	June 29, 2009

* Stephen G. Pagliuca		Director	June 29, 2009

* Nathan C. Thorne		Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule I of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Director (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule II of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Director (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* William B. Rutherford		Director	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule III of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Manager (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule IV of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Manager (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* William B. Rutherford		Manager	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule V of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Beverly B. Wallace		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in city the of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule VI of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule VII of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule VIII of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gregary W. Beasley		President and Director (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Director	June 29, 2009

* John M. Franck II		Vice President and Assistant Secretary	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule IX of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gregary W. Beasley		President and Manager (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Manager	June 29, 2009

* John M. Franck II		Vice President and Assistant Secretary	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule X of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Noel B. Williams		President and Chief Information Officer (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule XI of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul Rutledge		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule XII of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul Rutledge		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule XIII of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule XIV of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

REGISTRANTS (as listed on the attached
Schedule XV of Subsidiary Registrants)

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the general partner Columbia North Texas Subsidiary GP, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner Columbia North Texas Subsidiary GP, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the general partner Columbia North Texas Subsidiary GP, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

CHCA Bayshore, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Pasadena Bayshore Hospital, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Pasadena Bayshore Hospital, Inc	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Pasadena Bayshore Hospital, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, Pasadena Bayshore Hospital, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

CHCA Conroe, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Conroe Hospital Corporation

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner Conroe Hospital Corporation	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner Conroe Hospital Corporation	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner Conroe Hospital Corporation	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner Conroe Hospital Corporation	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner Conroe Hospital Corporation	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

CHCA Mainland, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Danforth Hospital, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Danforth Hospital, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Danforth Hospital, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Danforth Hospital, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Danforth Hospital, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner Danforth Hospital, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

CHCA West Houston, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of general partner, WHMC, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, WHMC, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, WHMC, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, WHMC, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, WHMC, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, WHMC, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

CHCA Woman’s Hospital, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President of general partner, Woman’s Hospital of Texas, Incorporated

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Woman’s Hospital of Texas, Incorporated	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, Woman’s Hospital of Texas, Incorporated	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

CMS GP, LLC

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	President and Manager

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ R. Milton Johnson R. Milton Johnson		President and Manager (Principal Executive Officer and Principal Accounting Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Manager	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Columbia ASC Management, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manger of the general partner, Medical Care America, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gregary W. Beasley		President and Manager (Principal Executive Officer) of the general partner, Medical Care America, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Medical Care America, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Medical Care America, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Manager of the general partner, Medical Care America, LLC	June 29, 2009

* John M. Franck II		Vice President and Assistant Secretary of the general partner, Medical Care America, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Columbia Rio Grande Healthcare, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Rio Grande Regional Hospital, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Rio Grande Regional Hospital, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Rio Grande Regional Hospital, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Rio Grande Regional Hospital, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Rio Grande Regional Hospital, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, Rio Grande Regional Hospital, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Columbia Valley Healthcare System, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Fairview Park, Limited Partnership

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of general partner, Fairview Park GP, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer) of the general partner, Fairview Park GP, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Fairview Park GP, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Fairview Park GP, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, Fairview Park GP, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the general partner, Fairview Park GP, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Good Samaritan Hospital, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of general partner, Samaritan, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Samaritan, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Samaritan, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Samaritan, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, Samaritan, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the general partner, Samaritan, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

HCA Management Services, L.P.

By:	/s/ R. Milton Johnson
Name: R. Milton Johnson

Title:	President and Manager of general partner, CMS GP, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ R. Milton Johnson R. Milton Johnson		President and Manager (Principal Executive Officer and Principal Accounting Officer) of the general partner, CMS GP, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, CMS GP, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Manager of the general partner, CMS GP, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, CMS GP, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on June 29, 2009.

Healthtrust MOB, LLC

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of managing member, Healthtrust, Inc. — The Hospital Company

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Director (Principal Executive Officer) of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

* David G. Anderson		Senior Vice President and Treasurer (Principal Financial Officer) of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

* Dora A. Blackwood		Vice President, Secretary and Director of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

* William B. Rutherford		Vice President and Director of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

* Donald W. Stinnett		Vice President and Director of the managing member, Healthtrust, Inc. — The Hospital Company	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

HSS Virginia, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manger of the general partner, HSS Holdco, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Manager (Principal Executive Officer) of the general partner, HSS Holdco, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, HSS Holdco, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, HSS Holdco, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, HSS Holdco, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Integrated Regional Laboratories, LLP

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the managing partner, Integrated Regional Lab, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer) of the managing partner, Integrated Regional Lab, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the managing partner, Integrated Regional Lab, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manage (Principal Accounting Officer) of the managing partner, Integrated Regional Lab, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the managing partner, Integrated Regional Lab, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the managing partner, Integrated Regional Lab, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

JFK Medical Center Limited Partnership

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the general partner, Columbia Palm Beach GP, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer) of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Manager of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

MCA Investment Company

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Gregary W. Beasley		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Director	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Nashville Shared Services General Partnership

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the managing partner, HSS Systems, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Beverly B. Wallace		President (Principal Executive Officer) of the managing partner, HSS Systems, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the managing partner, HSS Systems, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the managing partner, HSS Systems, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the managing partner, HSS Systems, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the managing partner, HSS Systems, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

National Patient Account Services, Inc.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Beverly B. Wallace		President (Principal Executive Officer)	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer)	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer)	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Palms West Hospital Limited Partnership

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the general partner, Columbia Palm Beach GP, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer) of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Senior Vice President and Manager of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Plantation General Hospital, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, HD&S Corp. Successor, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Charles J. Hall		President (Principal Executive Officer) of the general partner, HD&S Corp. Successor, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, HD&S Corp. Successor, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, HD&S Corp. Successor, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, HD&S Corp. Successor, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, HD&S Corp. Successor, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Riverside Healthcare System, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Columbia Riverside, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, Columbia Riverside, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Riverside, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Columbia Riverside, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Columbia Riverside, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, Columbia Riverside, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

San Jose Healthcare System, LP

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the general partner, San Jose, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, San Jose, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, San Jose, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, San Jose, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, San Jose, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the general partner, San Jose, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

San Jose Hospital, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the general partner, San Jose Medical Center, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Samuel N. Hazen		President (Principal Executive Officer) of the general partner, San Jose Medical Center, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, San Jose Medical Center, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the general partner, San Jose Medical Center, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the general partner, San Jose Medical Center, LLC	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Manager of the general partner, San Jose Medical Center, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Terre Haute MOB, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Manager of the managing general partner, HSS Holdco, LLC

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* A. Bruce Moore, Jr.		President and Manager (Principal Executive Officer) of the managing general partner, HSS Holdco, LLC	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the managing general partner, HSS Holdco, LLC	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Manager (Principal Accounting Officer) of the managing general partner, HSS Holdco, LLC	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Manager of the managing general partner, HSS Holdco, LLC	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on June 29, 2009.

Terre Haute Regional Hospital, L.P.

By:	/s/ R. Milton Johnson
Name:     R. Milton Johnson

Title:	Senior Vice President and Director of the general partner, Terre Haute Hospital GP, Inc.

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Paul Rutledge		President (Principal Executive Officer) of the general partner, Terre Haute Hospital GP, Inc.	June 29, 2009

* David G. Anderson		Vice President and Treasurer (Principal Financial Officer) of the general partner, Terre Haute Hospital GP, Inc.	June 29, 2009

/s/ R. Milton Johnson R. Milton Johnson		Senior Vice President and Director (Principal Accounting Officer) of the general partner, Terre Haute Hospital GP, Inc.	June 29, 2009

* John M. Franck II		Vice President, Assistant Secretary and Director of the general partner, Terre Haute Hospital GP, Inc.	June 29, 2009

* A. Bruce Moore, Jr.		Vice President and Director of the general partner, Terre Haute Hospital GP, Inc.	June 29, 2009

*By:	/s/ John M. Franck II John M. Franck II, as Attorney-in-Fact

SCHEDULE I OF SUBSIDIARY REGISTRANTS

AMERICAN MEDICORP DEVELOPMENT CO.
COLORADO HEALTH SYSTEMS, INC.
COLUMBIA JACKSONVILLE HEALTHCARE SYSTEM, INC.
COLUMBUS CARDIOLOGY, INC.
HCA REALTY, INC.
HOSPITAL DEVELOPMENT PROPERTIES, INC.
MANAGEMENT SERVICES HOLDINGS, INC.
TERRE HAUTE HOSPITAL HOLDINGS, INC.
VH HOLDCO, INC.
VH HOLDINGS, INC.
WESTERN PLAINS CAPITAL, INC.

SCHEDULE II OF SUBSIDIARY REGISTRANTS

NORTH FLORIDA IMMEDIATE CARE CENTER, INC.
REDMOND PHYSICIAN PRACTICE COMPANY

SCHEDULE III OF SUBSIDIARY REGISTRANTS

DUBLIN COMMUNITY HOSPITAL, LLC
EP HEALTH, LLC
GENERAL HEALTHSERV, LLC
HSS HOLDCO, LLC
MEDICAL CENTERS OF OKLAHOMA, LLC
NOTAMI HOSPITALS, LLC
SJMC, LLC
UTAH MEDCO, LLC

SCHEDULE IV OF SUBSIDIARY REGISTRANTS

DALLAS/FT. WORTH PHYSICIAN, LLC
GOPPERT-TRINITY FAMILY CARE, LLC
LEWIS-GALE PHYSICIANS, LLC
OUTPATIENT CARDIOVASCULAR CENTER OF CENTRAL FLORIDA, LLC

SCHEDULE V OF SUBSIDIARY REGISTRANTS

CENTRAL SHARED SERVICES, LLC
HSS SYSTEMS VA, LLC
HSS SYSTEMS, LLC

SCHEDULE VI OF SUBSIDIARY REGISTRANTS

BAY HOSPITAL, INC.
CENTRAL FLORIDA REGIONAL HOSPITAL, INC.
COLUMBIA LAGRANGE HOSPITAL, INC.
EDWARD WHITE HOSPITAL, INC.
HCA HEALTH SERVICES OF FLORIDA, INC.
HD&S CORP. SUCCESSOR, INC.
LARGO MEDICAL CENTER, INC.
LAWNWOOD MEDICAL CENTER, INC.
MARION COMMUNITY HOSPITAL, INC.
MEMORIAL HEALTHCARE GROUP, INC.
NEW PORT RICHEY HOSPITAL, INC.
NORTH FLORIDA REGIONAL MEDICAL CENTER, INC.
OKALOOSA HOSPITAL, INC.
OKEECHOBEE HOSPITAL, INC.
PALMYRA PARK HOSPITAL, INC.
SARASOTA DOCTORS HOSPITAL, INC.
SUN CITY HOSPITAL, INC.
TALLAHASSEE MEDICAL CENTER, INC.
WALTERBORO COMMUNITY HOSPITAL, INC.
WEST FLORIDA REGIONAL MEDICAL CENTER, INC.

SCHEDULE VII OF SUBSIDIARY REGISTRANTS

FAIRVIEW PARK GP, LLC
GRAND STRAND REGIONAL MEDICAL CENTER, LLC
INTEGRATED REGIONAL LAB, LLC
TRIDENT MEDICAL CENTER, LLC

SCHEDULE VIII OF SUBSIDIARY REGISTRANTS

EL PASO SURGICENTER, INC.
LAS VEGAS SURGICARE, INC.
MARIETTA SURGICAL CENTER, INC.
SURGICARE OF BRANDON, INC.
SURGICARE OF FLORIDA, INC.
SURGICARE OF HOUSTON WOMEN’S, INC.
SURGICARE OF MANATEE, INC.
SURGICARE OF NEW PORT RICHEY, INC.

SCHEDULE IX OF SUBSIDIARY REGISTRANTS

SURGICARE OF PALMS WEST, LLC
SURGICARE OF RIVERSIDE, LLC

SCHEDULE X OF SUBSIDIARY REGISTRANTS

HCA — IT&S FIELD OPERATIONS, INC.
HCA — IT&S INVENTORY MANAGEMENT, INC

SCHEDULE XI OF SUBSIDIARY REGISTRANTS

BROOKWOOD MEDICAL CENTER OF GULFPORT, INC.
CAPITAL DIVISION, INC.
CENTRAL TENNESSEE HOSPITAL CORPORATION
CHIPPENHAM & JOHNSTON-WILLIS HOSPITALS, INC.
COLUMBIA POLK GENERAL HOSPITAL, INC.
COLUMBIA/ALLEGHANY REGIONAL HOSPITAL, INCORPORATED
COLUMBIA/HCA JOHN RANDOLPH, INC.
DAUTERIVE HOSPITAL CORPORATION
FRANKFORT HOSPITAL, INC.
GPCH-GP, INC.
GREENVIEW HOSPITAL, INC.
HAMILTON MEDICAL CENTER, INC.
HCA CENTRAL GROUP, INC.
HCA HEALTH SERVICES OF LOUISIANA, INC.
HCA HEALTH SERVICES OF TENNESSEE, INC.
HCA HEALTH SERVICES OF VIRGINIA, INC.
HEALTH MIDWEST OFFICE FACILITIES CORPORATION
HEALTH MIDWEST VENTURES GROUP, INC.
HENDERSONVILLE HOSPITAL CORPORATION
HOSPITAL CORPORATION OF TENNESSEE
HTI MEMORIAL HOSPITAL CORPORATION
LEWIS-GALE HOSPITAL, INCORPORATED
MIDWEST HOLDINGS, INC.
MONTGOMERY REGIONAL HOSPITAL, INC.
NOTAMI HOSPITALS OF LOUISIANA, INC.
PULASKI COMMUNITY HOSPITAL, INC.
SPOTSYLVANIA MEDICAL CENTER, INC.
SPRING HILL HOSPITAL, INC.
TCMC MADISON-PORTLAND, INC.
TERRE HAUTE HOSPITAL GP, INC.
VIRGINIA PSYCHIATRIC COMPANY, INC.
WOMEN’S AND CHILDREN’S HOSPITAL, INC.

SCHEDULE XII OF SUBSIDIARY REGISTRANTS

CENTERPOINT MEDICAL CENTER OF INDEPENDENCE, LLC
COLUMBIA PARKERSBURG HEALTHCARE SYSTEM, LLC
GALEN PROPERTY, LLC
LAKELAND MEDICAL CENTER, LLC
LAKEVIEW MEDICAL CENTER, LLC
LEWIS-GALE MEDICAL CENTER, LLC
MEDICAL OFFICE BUILDINGS OF KANSAS, LLC
MIDWEST DIVISION — ACH, LLC
MIDWEST DIVISION — LRHC, LLC
MIDWEST DIVISION — LSH, LLC
MIDWEST DIVISION — MCI, LLC
MIDWEST DIVISION — MMC, LLC
MIDWEST DIVISION — OPRMC, LLC
MIDWEST DIVISION — PFC, LLC
MIDWEST DIVISION — RBH, LLC
MIDWEST DIVISION — RMC, LLC
MIDWEST DIVISION — RPC, LLC
NORTHERN VIRGINIA COMMUNITY HOSPITAL, LLC
NORTHLAKE MEDICAL CENTER, LLC
REDMOND PARK HOSPITAL, LLC
RESTON HOSPITAL CENTER, LLC
RETREAT HOSPITAL, LLC
SOUTHERN HILLS MEDICAL CENTER, LLC

SCHEDULE XIII OF SUBSIDIARY REGISTRANTS

BRIGHAM CITY COMMUNITY HOSPITAL, INC.
COLUMBIA MEDICAL CENTER OF LAS COLINAS, INC.
COLUMBIA OGDEN MEDICAL CENTER, INC.
COLUMBIA RIVERSIDE, INC.
COLUMBINE PSYCHIATRIC CENTER, INC.
CONROE HOSPITAL CORPORATION
EASTERN IDAHO HEALTH SERVICES, INC.
ENCINO HOSPITAL CORPORATION, INC.
HCA HEALTH SERVICES OF OKLAHOMA, INC.
HOSPITAL CORPORATION OF UTAH
KPH-CONSOLIDATION, INC
LOS ROBLES REGIONAL MEDICAL CENTER
MOUNTAIN VIEW HOSPITAL, INC.
NEW ROSE HOLDING COMPANY, INC.
NORTHERN UTAH HEALTHCARE CORPORATION
PASADENA BAYSHORE HOSPITAL, INC.
RIO GRANDE REGIONAL HOSPITAL, INC.
RIVERSIDE HOSPITAL, INC.
SPRING BRANCH MEDICAL CENTER, INC.
ST. MARK’S LONE PEAK HOSPITAL, INC.
SUNRISE MOUNTAINVIEW HOSPITAL, INC.
TIMPANOGOS REGIONAL MEDICAL SERVICES, INC.
W & C HOSPITAL, INC.
WEST VALLEY MEDICAL CENTER, INC.
WHMC, INC.
WOMAN’S HOSPITAL OF TEXAS, INCORPORATED

SCHEDULE XIV OF SUBSIDIARY REGISTRANTS

EDMOND REGIONAL MEDICAL CENTER, LLC
SAMARITAN, LLC
SAN JOSE MEDICAL CENTER, LLC
SAN JOSE, LLC
WESLEY MEDICAL CENTER, LLC

SCHEDULE XV OF SUBSIDIARY REGISTRANTS

COLUMBIA MEDICAL CENTER OF ARLINGTON SUBSIDIARY, L.P.
COLUMBIA MEDICAL CENTER OF DENTON SUBSIDIARY, L.P.
COLUMBIA MEDICAL CENTER OF LEWISVILLE SUBSIDIARY, L.P.
COLUMBIA MEDICAL CENTER OF MCKINNEY SUBSIDIARY, L.P.
COLUMBIA MEDICAL CENTER OF PLANO SUBSIDIARY, L.P.
COLUMBIA NORTH HILLS HOSPITAL SUBSIDIARY, L.P.
COLUMBIA PLAZA MEDICAL CENTER OF FORT WORTH SUBSIDIARY, L.P.
GREEN OAKS HOSPITAL SUBSIDIARY, L.P.